UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

(RULE 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE

SECURITIES EXCHANGE ACT OF 1934

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☐	Soliciting Material Pursuant to Rule §240, 14a-12

                                     HOMEFED CORPORATION

(Name of Registrant as Specified in its Charter)

__________________________________________________________

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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HOMEFED CORPORATION

1903 Wright Place

Suite 220

Carlsbad, California 92008

_______________________

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To Be Held July 14, 2009

________________________

June 18, 2009

To Our Stockholders:

You are cordially invited to attend the Annual Meeting of Stockholders of HomeFed Corporation to be held on July 14, 2009, at 1:00 p.m., at the San Elijo Hills Visitor Center, 1215 San Elijo Road, San Marcos, California 92078:

1.	To elect six directors;
2.	To approve certain amendments to the 1999 Stock Incentive Plan;

3.   To ratify the selection of PricewaterhouseCoopers LLP as independent auditors to audit the consolidated financial statements of the Company and our subsidiaries for the year ended December 31, 2009; and

4.   To transact such other business as may properly come before the meeting or any adjournments or postponements of the meeting.

Only holders of record of our common stock at the close of business on June 4, 2009 will be entitled to notice of and to vote at the meeting. Please vote your shares, either (i) by signing, dating and mailing the enclosed proxy card in the accompanying postage prepaid envelope, (ii) by telephone using the toll-free telephone number printed on the proxy card, or (iii) by the Internet, using the instructions printed on the proxy card. This will assure that your shares are represented at the meeting.

Important Notice Regarding the Availability of Proxy materials for the Annual Meeting of Stockholders to be Held on July 14, 2009:

This proxy statement and the accompanying annual report are available at: https://materials.proxyvote.com/43739D.

By Order of the Board of Directors.

CORINNE A. MAKI

Secretary

HOMEFED CORPORATION

1903 Wright Place

Suite 220

Carlsbad, California 92008

_______________________

PROXY STATEMENT

_______________________

Annual Meeting of Stockholders

_______________________

June 18, 2009

This proxy statement is being furnished to the stockholders of HomeFed Corporation, a Delaware corporation, in connection with the solicitation of proxies by the Board of Directors for use at the Annual Meeting of Stockholders of the Company to be held on July 14, 2009 and at any adjournments or postponements thereof.

At the meeting, stockholders will be asked:

1.	To elect six directors;
2.	To approve certain amendments to the 1999 Stock Incentive Plan;

3.   To ratify the selection of PricewaterhouseCoopers LLP as independent auditors to audit the consolidated financial statements of the Company and our subsidiaries for the year ended December 31, 2008; and

4.   To transact such other business as may properly come before the meeting or any adjournments or postponements of the meeting.

The Board of Directors has fixed the close of business on June 4, 2009 as the record date for the determination of the holders of our common stock entitled to notice of and to vote at the meeting. Each eligible stockholder will be entitled to one vote for each share of common stock held on all matters to come before the meeting and may vote in person or by proxy by completing the enclosed proxy card and returning it in the enclosed postage prepaid envelope or, as indicated on the proxy card, by Internet or telephone voting. At the close of business on June 4, 2009, there were 7,879,500 shares of common stock entitled to vote.

This proxy statement and the accompanying form of proxy are first being sent to holders of our common stock on or about June 18, 2009.

THE MEETING

Date, Time, Place

The annual meeting will be held on July 14, 2009, at 1:00 p.m., local time, at the San Elijo Hills Visitor Center, 1215 San Elijo Road, San Marcos, California 92078.

Matters to be Considered

At the meeting, stockholders will be asked to consider and vote to elect six directors, to approve certain amendments to our 1999 Stock Incentive Plan, and to ratify the selection of independent auditors. See “ELECTION OF DIRECTORS”, “APPROVAL OF AMENDMENTS TO OUR 1999 STOCK INCENTIVE PLAN” and “RATIFICATION OF SELECTION OF INDEPENDENT AUDITORS.” The Board of Directors knows of no matters that are to be brought before the meeting other than as set forth in the notice of meeting. If any other matters properly come before the meeting, the persons named in the enclosed form of proxy or their substitutes will vote in accordance with their best judgment on such matters.

Record Date; Shares Outstanding and Entitled to Vote

Stockholders as of the record date, i.e., the close of business on June 4, 2009, are entitled to notice of and to vote at the meeting. As of the record date, there were 7,879,500 shares of our common stock outstanding and entitled to vote, with each share entitled to one vote.

Required Votes

Election of Directors. Under Delaware law, the affirmative vote of the holders of a plurality of shares of common stock present at the meeting and entitled to vote on this matter is required to elect each director. Consequently, only shares that are voted in favor of a particular nominee will be counted toward such nominee’s achievement of a plurality. For purposes of the election of directors, abstentions and broker non-votes will each be included in the determination of the number of shares present for purposes of constituting a quorum, but will not be counted as shares voting on the matter (and will have no effect on the result of the vote).

Approval of Amendments to our 1999 Stock Incentive Plan. The affirmative vote of the holders of a majority of shares of common stock present at the meeting and entitled to vote on this matter will be required to approve the amendments to our 1999 Stock Incentive Plan. For purposes of amending our 1999 Stock Incentive Plan, abstentions will have the same effect as a vote against amending the 1999 Stock Incentive Plan and broker non-votes will have no effect on the result of the vote.

Ratification of the selection of PricewaterhouseCoopers LLP as independent auditors. The affirmative vote of the holders of a majority of shares of common stock present at the meeting and entitled to vote on this matter will be required to approve the ratification of the selection of PricewaterhouseCoopers LLP as independent auditors For purposes of ratifying the selection of PricewaterhouseCoopers LLP as independent auditors, abstentions will have the same effect as a vote against ratifying the selection of PricewaterhouseCoopers LLP as independent auditors and broker non-votes will have no effect on the result of the vote.

Other Matters. If any other matters are properly presented at the meeting for action, including a question of adjourning or postponing the meeting from time to time, the persons named in the proxies and acting thereunder will have discretion to vote on such matters in accordance with their best judgment.

Joseph S. Steinberg, Chairman of our Board of Directors, beneficially owns 745,520 shares of our common stock or approximately 9.5% of our common stock outstanding at the record date, including 3,500 shares of our common stock which Mr. Steinberg has the right to acquire upon exercise of stock options;

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and trusts for the benefit of Mr. Steinberg’s children beneficially own 61,793 shares of our common stock or approximately 0.8% of our common stock outstanding at the record date. Mr. Steinberg disclaims beneficial ownership of our common stock held by this trust. Ian M. Cumming, a director of the Company, beneficially owns 612,059 shares of our common stock or approximately 7.8% of our common stock outstanding at the record date, including 3,500 shares of our common stock which Mr. Cumming has the right to acquire upon exercise of stock options. Leucadia National Corporation (together with its subsidiaries, “Leucadia”) is the beneficial owner of 2,474,226 shares of our common stock or approximately 31.4% of our common stock outstanding at the record date. Mr. Steinberg is also a director, President and significant stockholder of Leucadia. Mr. Cumming is Chairman of the Board and a significant stockholder of Leucadia. In addition, the Cumming Foundation and the Joseph S. and Diane H. Steinberg 1992 Charitable Trust, private charitable foundations independently established by Messrs. Cumming and Steinberg, respectively, beneficially own 172,330 (2.2%) shares of our common stock and 42,381 (0.5%) shares of our common stock outstanding at the record date, respectively. Mr. Cumming and Mr. Steinberg each disclaim beneficial ownership of our common stock held by their respective private charitable foundations. Leucadia has advised us that it intends, and Messrs. Cumming and Steinberg have advised us that they intend, to cause all of our common stock beneficially owned, and all of our common stock beneficially owned by charitable foundations established, by Mr. Cumming and Mr. Steinberg, to be voted in favor of each nominee named herein, for the amendments to the 1999 Stock Incentive Plan and for the ratification of the selection of independent auditors. In addition to Messrs. Cumming and Steinberg, all of our other directors and officers beneficially own 0.4% of our common stock outstanding at the record date.

Voting and Revocation of Proxies

Stockholders are requested to vote by proxy in one of three ways:

•	Use the toll-free telephone number shown on your proxy card;
•	Visit the Internet website at www.voteproxy.com and follow the on-screen instructions; or
•	Mail, date, sign and promptly return your proxy card in the enclosed postage prepaid envelope.

Shares of our common stock represented by properly executed proxies received by us or proxies submitted by telephone or via the Internet, which are not revoked will be voted at the meeting in accordance with the instructions contained therein. Subject to the broker non-vote rules discussed above under “Required Votes,” if instructions are not given, proxies will be voted for election of each nominee for director named herein, for the amendments to the 1999 Stock Incentive Plan and for ratification of the selection of independent auditors.

Voting instructions (including instructions for both telephonic and Internet proxies) are provided on the proxy card. The Internet and telephone proxy procedures are designed to authenticate stockholder identities, to allow stockholders to give voting instructions and to confirm that stockholders’ instructions have been recorded properly. A control number, located on the proxy card, will identify stockholders and allow them to submit their proxies and confirm that their voting instructions have been properly recorded. Costs associated with electronic access, such as usage charges from Internet access providers and telephone companies, must be borne by the stockholder. If you submit your proxy by Internet or telephone, it will not be necessary to return your proxy card.

If your shares are held in the name of a bank or broker, follow the voting instructions on the form you receive from your record holder. The availability of Internet and telephone proxies will depend on their voting procedures.

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If a stockholder does not return a signed proxy card or submit a proxy by the Internet or by telephone, and does not attend the meeting and vote in person, his or her shares will not be voted.

Any proxy signed and returned by a stockholder or submitted by telephone or via the Internet may be revoked at any time before it is exercised by giving written notice of revocation to the Secretary of the Company, at our address set forth herein, by executing and delivering a later-dated proxy (either in writing, by telephone or via the Internet) or by voting in person at the meeting. Attendance at the meeting will not in and of itself constitute revocation of a proxy. If your shares are held in a brokerage, bank, or other institutional account, you must obtain a proxy from that entity showing that you were the record holder as of the close of business on June 4, 2009, in order to vote your shares at the meeting.

Electronic Delivery of Annual Report and Proxy Materials

This proxy statement and the accompanying annual report are available at: https://materials.proxyvote.com/43739D.

“Householding” of Annual Report and Proxy Materials

We have adopted a procedure approved by the Securities and Exchange Commission called “householding.” Under this procedure, stockholders of record who have the same address and last name will receive only one copy of our Annual Report and proxy statement unless one or more of these stockholders notifies us that they wish to continue receiving individual copies. This procedure will reduce our printing costs and postage fees.

Stockholders who participate in householding will continue to receive separate proxy cards. Also, householding will not in any way affect dividend check mailings, if any.

If you are eligible for householding, but you and other stockholders of record with whom you share an address currently receive multiple copies of the Annual Report and/or the proxy statement, or if you hold in more than one account, and in either case you wish to receive only a single copy of each of these documents for your household, please contact our transfer agent, American Stock Transfer and Trust Company, (in writing: 59 Maiden Lane, New York, New York 10038; by telephone: in the U.S., Puerto Rico and Canada, 1-800-937-5449; outside the U.S., Puerto Rico and Canada, 1-718-921-8200).

If we are householding materials to your address and you wish to receive a separate copy of the 2008 Annual Report or this proxy statement, or if you do not wish to participate in householding and prefer to receive separate copies of these documents in the future, please contact American Stock Transfer as indicated above.

Beneficial stockholders can request information about householding from their banks, brokers or other holders of record.

Proxy Solicitation

We will bear the costs of solicitation of proxies for the meeting. In addition to solicitation by mail, directors, officers and our regular employees may solicit proxies from stockholders by telephone, telegram, in person or otherwise. These directors, officers and employees will not receive additional compensation, but may be reimbursed for out-of-pocket expenses in connection with such solicitation. Brokers, nominees, fiduciaries and other custodians have been requested to forward soliciting material to the beneficial owners of our common stock held of record by them, and such custodians will be reimbursed for their reasonable expenses.

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Independent Auditors

We have been advised that representatives of PricewaterhouseCoopers LLP, our independent auditors for 2008, will attend the meeting, will have an opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions.

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ELECTION OF DIRECTORS

At the meeting, six directors are to be elected to serve until the next meeting or until their successors are elected and qualified. All of the following nominees are currently serving as directors. The persons named in the enclosed form of proxy have advised that, unless contrary instructions are received, they intend to vote for the six nominees named by the Board of Directors and listed on the following table. The Board of Directors expects that each of the nominees will be available for election as a director. However, if by reason of an unexpected occurrence one or more of the nominees is not available for election, the persons named in the form of proxy have advised that they will vote for such substitute nominees as the Board of Directors may propose. The following information is as of June 4, 2009.

Name and present position, if any, with the Company	Age, period served as a director, other business experience during the last five years and family relationships, if any

Patrick D. Bienvenue	Mr. Bienvenue, 54, has served as a director since August 1998. Since January 1996, Mr. Bienvenue has served in a variety of executive capacities with real estate related subsidiaries of Leucadia.

Paul J. Borden, President

Mr. Borden, 60, has served as a director and our President since May 1998. Mr. Borden was a Vice President of Leucadia from August 1988 through October 2000, responsible for overseeing many of Leucadia’s real estate investments.

Timothy M. Considine

Mr. Considine, 68, has served as a director since January 1992, serving as Chairman of the Board from 1992 to December 1999, and is employed on a part-time basis by Considine and Considine, an accounting firm in San Diego, California, where he was a partner from 1965 to 2002.

Ian M. Cumming

Mr. Cumming, 68, has served as a director since May 1999. He has been a director and Chairman of the Board of Leucadia since June 1978 and a director and Chairman of the Board of The FINOVA Group Inc. (“FINOVA”), formerly a middle market lender in which Leucadia has an indirect 25% equity interest, since August 2001. Mr. Cumming has also been a director of Skywest, Inc., a Utah-based regional air carrier, since June 1986. Mr. Cumming is also an alternate director of Fortescue Metals Group Ltd (“Fortescue”), an Australian public company that is engaged in the mining of iron ore, in which Leucadia has a 9.8% equity interest. Mr. Cumming is also a director of AmeriCredit Corp., an auto finance company, in which Leucadia has an approximate 25% interest and of Jefferies Group, Inc. (“Jefferies”), a publicly traded full service global investment bank and institutional securities firm serving companies and other investors in which Leucadia has an approximate 29% interest.

Michael A. Lobatz	Dr. Lobatz, 60, has served as a director since February 1995 and has been a practicing physician in San Diego, California since 1981.

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Name and present position, if any, with the Company	Age, period served as a director, other business experience during the last five years and family relationships, if any

Joseph S. Steinberg, Chairman of the Board

Mr. Steinberg, 65, has served as a director since August 1998 and as Chairman of the Board since December 1999. Mr. Steinberg has been President of Leucadia since January 1979 and a director of Leucadia since December 1978. In addition, he has served as a director of FINOVA since August 2001. Mr. Steinberg is also a director of Fortescue and of Jefferies.

The Board of Directors recommends a vote FOR the above-named nominees.

INFORMATION CONCERNING

THE BOARD OF DIRECTORS AND BOARD COMMITTEES

Director Independence

On February 13, 2009, the Board affirmatively determined that Timothy M. Considine and Michael Lobatz are independent, applying the Nasdaq Stock Market’s listing standards for independence.

Certain Relationships And Related Transactions

Policies and Procedures with Respect to Transactions with Related Persons

The Board has adopted a policy for the review, approval and ratification of transactions that involve “related persons" and potential conflicts of interest (the “Related Person Transaction Policy”).

The Related Person Transaction Policy applies to each director and executive officer of the Company, any nominee for election as a director of the Company, any security holder who is known to own of record or beneficially more than five percent of any class of the Company’s voting securities, any immediate family member of any of the foregoing persons, and any corporation, firm, association or their entity in which one or more directors of the Company are directors or officers, or have a substantial financial interest (each a “Related Person”).

Under the Related Person Transaction Policy, a Related Person Transaction is defined as a transaction or arrangement involving a Related Person in which the Company is a participant or that would require disclosure in the Company’s filings with the SEC as a transaction with a Related Person.

Under the Related Person Transaction Policy, Related Persons must disclose to the Audit Committee any potential Related Person Transactions and must disclose all material facts with respect to such interest. All Related Person Transactions will be reviewed by the Audit Committee and, in its discretion, approved or ratified. In determining whether to approve or ratify a Related Person Transaction the Audit Committee will consider the relevant facts and circumstances of the Related Person Transaction, which may include factors such as the relationship of the Related Person with the Company, the materiality or significance of the transaction to the Company and the Related Person, the business purpose and reasonableness of the transaction, whether the transaction is comparable to a transaction that could be available to the Company on an arms-length basis, and the impact of the transaction on the Company’s business and operation. Related Person Transactions having a value of $120,000 or more are disclosed below in accordance with the rules of the SEC.

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Related Person Transactions

The Company is required to obtain infrastructure improvement bonds primarily for the benefit of the City of San Marcos prior to the beginning of lot construction work and warranty bonds upon completion of such improvements in the San Elijo Hills project. These bonds provide funds primarily to the City in the event the Company is unable or unwilling to complete certain infrastructure improvements in the San Elijo Hills project. Leucadia has obtained these bonds on behalf of the subsidiaries through which the San Elijo Hills project is owned, both before and after the Company’s October 2002 acquisition of the San Elijo Hills project. Those subsidiaries are responsible for paying all third party fees related to obtaining the bonds. Should the City or others draw on the bonds for any reason, one of these subsidiaries would be obligated to reimburse Leucadia for the amount drawn. As of March 31, 2009, the amount of outstanding bonds was approximately $5,100,000.

Since 1995, Leucadia has been providing administrative and accounting services to the Company. Under the current administrative services agreement, Leucadia provides services to the Company for a monthly fee of $15,000 ($180,000 in the aggregate for all of 2008). Pursuant to this agreement, Leucadia provides the services of Ms. Corinne A. Maki, the Company’s Secretary, in addition to various administrative functions. Ms. Maki is an officer of subsidiaries of Leucadia. The term of the administrative services agreement automatically renews for successive annual periods unless terminated in accordance with its terms. Leucadia has the right to terminate the agreement by giving the Company not less than one year’s prior notice, in which event the then monthly fee will remain in effect until the end of the notice period. The Company has the right to terminate the agreement, without restriction or penalty, upon 30 days prior written notice to Leucadia. The agreement has not been terminated by either party.

The Audit Committee or the Board has approved or ratified each of the foregoing.

Meetings and Committees

During 2008, the Board of Directors held four meetings and took action by unanimous written consent on two other occasions. In 2009, the Board of Directors have held one meeting and have taken action by unanimous written consent on three other occasions.

The Board of Directors’ has a standing Audit Committee and Compensation Committee.

The functions of the Audit Committee are to assist the Board of Directors in fulfilling its responsibility to oversee the quality and integrity of our financial statements, our compliance with legal and regulatory requirements, the qualifications and independence of our independent accountants, the performance of our independent accountants and significant financial matters. In discharging its duties, the Audit Committee has the sole authority to select (subject to stockholder ratification, which ratification is not binding on the Audit Committee), compensate, evaluate and replace the independent accountants, reviews and approves the scope of the annual audit, reviews and pre-approves the engagement of our independent accountants to perform audit and non-audit services and the related fees, meets independently with our independent accountants and senior management, reviews the integrity of our financial reporting process and reviews our financial statements and disclosures and certain Securities and Exchange Commission filings.

During 2008, the Audit Committee met seven times, including meetings with the independent auditors without management present. In 2009, the Audit Committee has held three meetings. The Board of Directors has adopted a charter for the Audit Committee which is attached as Annex A to the Proxy Statement for our 2008 Meeting of Stockholders. The Audit Committee consists of Mr. Considine (Chairman) and Dr. Lobatz. Our Board has determined that each of Mr. Considine and Dr. Lobatz is independent, applying the Nasdaq Stock Market’s listing standards for independence, and that Mr. Considine is qualified as an audit committee financial expert within the meaning of regulations of the Securities and Exchange Commission.

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The Compensation Committee was formed in March 2005. The functions of the Compensation Committee are to determine and approve the compensation of our executive officers. The Compensation Committee consists of Mr. Steinberg. The Compensation Committee does not have a formal charter.

The Board of Directors does not have a nominating committee or a policy concerning stockholder nominations. As our common stock is traded on the OTC Bulletin Board Service, we are not subject to listing standards that would require director nominees to be selected or recommended by a majority of independent directors or a nominating committee comprised solely of independent directors. Because Mr. Steinberg, Mr. Cumming and Leucadia together beneficially own nearly 50% of the outstanding common stock of the Company, the Board believes it is appropriate to have all directors involved in the process of nominating directors rather than delegate this responsibility to a smaller group of directors. As indicated above, under the listing standards of the Nasdaq Stock Market, Mr. Considine and Dr. Lobatz are independent directors serving on the Board. All current members of the Board of Directors have been re-nominated to serve as our directors.

The Board does not believe that it is in the Company’s best interests to establish rigid criteria for the selection of prospective nominees inasmuch as the needs of the Company change over time. Accordingly, the selection of prospective nominees would be based on skills relevant to the issues the Company faces at the time of nomination. Nominees would be selected on the basis of their experience and qualifications, availability to devote sufficient time to the Board and the needs of the Company at that time. Candidates who may also become members of our Audit Committee would be required to have the financial experience necessary to perform the duties of a member of the Audit Committee and to satisfy the requirements of the Securities and Exchange Commission for membership on the Audit Committee. In 2008, the Board did not pay a fee to any third party to identify candidates.

A stockholder entitled to vote in the election of directors may nominate one or more persons for election as director at a meeting if written notice of that stockholder’s intent to make the nomination has been given to us, with respect to an election to be held at an annual meeting of stockholders, not less than 120 days before the first anniversary of our proxy statement in connection with the last annual meeting, and, with respect to an election to be held at a special meeting of stockholders, not later than the tenth day following the date on which notice of the meeting is first given to stockholders. The notice shall include the name and address of the stockholder and his or her nominees, a representation that the stockholder is entitled to vote at the meeting and intends to nominate the person, a description of all arrangements or understandings between the stockholder and each nominee, other information as would be required to be included in a proxy statement soliciting proxies for the election of the stockholder’s nominees, and the consent of each nominee to serve as a director of the Company if so elected. We may require any proposed nominee to furnish other information as we may reasonably require to determine the eligibility of the proposed nominee to serve as a director of the Company. We did not receive any nominations from stockholders for election as directors at the meeting. See “Proposals by Stockholders” for the deadline for nominating persons for election as directors for the 2010 annual meeting.

Attendance

All directors, other than Mr. Cumming, attended at least 75% of the meetings of the Board of Directors. All directors attended at least 75% of the meetings of the committees on which they served. It is the Company’s policy that directors are expected to dedicate sufficient time to the performance of his duties as a director, including by attending meetings of the stockholders, the Board of Directors and committees of which he is a member. All but one director attended the annual meeting of stockholders in July 2008.

Communicating with the Board

Stockholders and other parties interested in communicating directly with the Board of Directors as a group may do so by writing to the Board of Directors, c/o Corporate Secretary, HomeFed Corporation, 1903 Wright Place, Suite 220, Carlsbad, California 92008. The Corporate Secretary will review all correspondence and regularly forward to the Board of Directors a summary of all such correspondence that,

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in the opinion of the Corporate Secretary, deals with the functions of the Board or committees thereof or that the Corporate Secretary otherwise determines requires attention. Directors may at any time review a log of all correspondence received by the Company that is addressed to members of the Board and request copies of all such correspondence. Concerns relating to accounting, internal controls or auditing matters will immediately be brought to the attention of the Chairman of the Audit Committee.

Code of Practice

We have a Code of Business Practice, which is applicable to all of our directors, officers and employees, and includes a Code of Practice applicable to our principal executive officers and senior financial officers. Both the Code of Business Practice and the Code of Practice are available without charge upon request. Requests should be addressed to Corporate Secretary, HomeFed Corporation, 1903 Wright Place, Suite 220, Carlsbad, California 92008. We intend to file with the Securities and Exchange Commission amendments to or waivers from our Code of Practice applicable to our principal executive officers and senior financial officers.

The information contained in this proxy statement with respect to the Audit Committee charter and the independence of the non-management members of the Board of Directors shall not be deemed to be “soliciting material” or to be “filed” with the Securities and Exchange Commission, nor shall such information be incorporated by reference into any future filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the Company specifically incorporates it by reference in a filing.

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PRESENT BENEFICIAL OWNERSHIP

Set forth below is certain information as of June 4, 2009, with respect to the beneficial ownership determined in accordance with Rule 13d-3 under the Securities and Exchange Act of 1934, as amended, of our common stock by (1) each person, who, to our knowledge, is the beneficial owner of more than 5% of our outstanding common stock, which is our only class of voting securities, (2) each director and nominee for director, (3) each of the executive officers named in the Summary Compensation Table under “Executive Compensation,” (4) the trusts for the benefit of Mr. Steinberg’s children and charitable foundations established by Mr. Cumming and Mr. Steinberg and (5) all of our executive officers and directors as a group. Unless otherwise stated, the business address of each person listed is c/o HomeFed Corporation, 1903 Wright Place, Suite 220, Carlsbad, California 92008.

Name and Address of Beneficial Owner	Number of Shares and Nature of Beneficial Ownership		Percent of Class

Leucadia National Corporation (a)	2,474,226		31.4%
Beck, Mack & Oliver LLC (b)	1,072,612	(b)	13.6%
Patrick D. Bienvenue	4,900	(c)	*
Paul J. Borden	6,400	(c)	*
Timothy M. Considine	5,400	(d)	*
Ian M. Cumming	612,059	(e)(f)	7.8%
Michael A. Lobatz	4,900	(c)	*
Curt R. Noland	5,000		*
Erin N. Ruhe	5,000		*
Joseph S. Steinberg	745,520	(f)(g)	9.5%
The Steinberg 1989 Trust	27,532	(h)	.3%
Cumming Foundation	172,330	(i)	2.2%
The Joseph S. and Diane H. Steinberg 1992 Charitable Trust	42,381	(j)	.5%
All Directors and executive officers as a group (8 persons)	1,389,179	(k)	17.6%

___________________

* Less than .1%.

(a)	The business address of this beneficial owner is 315 Park Avenue South, New York, New York 10010.

(b)

The business address of the beneficial owner is 360 Madison Avenue, New York, New York 10017. Based upon a Schedule 13F filed on March 31, 2009 by Beck, Mack & Oliver LLC (“BMO”) and discussions with BMO, the securities reported in BMO’s Schedule 13F are beneficially owned by separate managed account holders which, pursuant to individual advisory contracts, are advised by BMO. Such advisory contracts grant to BMO all investment and voting power over the securities owned by such advisory clients. Beneficial ownership of these common shares, including all rights to distributions in respect thereof and the proceeds of a sale or disposition, is held by the separate, unrelated account holders, and BMO disclaims beneficial ownership of such common shares.

(c)	Includes 3,500 shares that may be acquired upon the exercise of currently exercisable stock options.

(d)

Includes 500 shares held by the Seeseeanoh Inc. Retirement Plan. Mr. Considine and his wife are the sole owners of Seeseeanoh, a real estate company in San Diego, California. Also includes (i) 1,400 shares held by The Considine Family 1981 Trust, of which Mr. Considine and his wife are

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trustees and (ii) 3,500 shares that may be acquired upon exercise of currently exercisable stock options.

(e)

Includes (i) 9,530 shares (.1%) beneficially owned by Mr. Cumming’s wife (directly and through trusts for the benefit of Mr. Cumming’s children of which Mr. Cumming’s wife is trustee) as to which Mr. Cumming may be deemed to be the beneficial owner, (ii) 60,000 shares (.8%) held by a corporation which is 50% owned by Mr. Cumming and 50% owned by Mr. Cumming’s wife and (iii) 3,500 shares that may be acquired upon the exercise of currently exercisable stock options. Does not include 2,474,226 shares held by Leucadia which Mr. Cumming may be deemed to beneficially own as a result of his beneficial ownership of Leucadia common shares.

(f)

Messrs. Cumming and Steinberg have an oral agreement pursuant to which they will consult with each other as to the election of a mutually acceptable Board of Directors of the Company. The business address for Messrs. Cumming and Steinberg is c/o Leucadia National Corporation, 315 Park Avenue South, New York, New York 10010.

(g)

Includes (i) 3,676 shares (less than .1%) beneficially owned by Mr. Steinberg’s wife and daughter as to which Mr. Steinberg may be deemed to be the beneficial owner, (ii) 61,793 shares (.8%) owned by trusts for the benefit of Mr. Steinberg’s children and (iii) 3,500 shares that may be acquired upon the exercise of currently exercisable stock options. Does not include 2,474,226 shares held by Leucadia which Mr. Steinberg may be deemed to beneficially own as a result of his beneficial ownership of Leucadia common shares.

(h)	Mr. Steinberg disclaims beneficial ownership of all of our common stock held by this trust.

(i)	Mr. Cumming is a trustee and President of the foundation and disclaims beneficial ownership of our common stock held by the foundation.

(j)	Mr. Steinberg and his wife are trustees of the trust. Mr. Steinberg disclaims beneficial ownership of our common stock held by the trust.

(k)	Includes 21,000 shares that may be acquired upon the exercise of currently exercisable stock options.

As of June 4, 2009, Cede & Co. held of record 4,527,915 shares of our common stock (approximately 57.5% of our total common stock outstanding). Cede & Co. held such shares as a nominee for broker-dealer members of The Depository Trust Company, which conducts clearing and settlement operations for securities transactions involving its members.

As described in our Form 10-K for the fiscal year ended December 31, 2008, our common stock is subject to transfer restrictions that are designed to reduce the possibility that certain changes in ownership could result in limitations on the use of our tax attributes. Our certificate of incorporation contains provisions that generally restrict the ability of a person or entity from acquiring ownership (including through attribution under the tax law) of 5% or more of our common shares and the ability of persons or entities now owning 5% or more of our common shares from acquiring additional common shares. Stockholders (and prospective stockholders) are advised that, under the tax law rules incorporated in these provisions, the acquisition of even a single share of common stock may be proscribed under our certificate of incorporation, given (among other things) the tax law ownership attribution rules as well as the tax law rules applicable to acquisitions made in coordination with or in concert with others. The restriction will remain until the earliest of (a) December 31, 2010, (b) the repeal of Section 382 of the Internal Revenue Code (or any comparable successor provision) and (c) the beginning of our taxable year to which these tax attributes may no longer be carried forward. The restriction may be waived by our Board of Directors. Stockholders are advised to carefully monitor their ownership of our common stock and consult their own legal advisors and/or us to determine whether their ownership of our common shares approaches the proscribed level. Based upon discussions with BMO, we believe that the beneficial ownership (determined in accordance with Rule 13d-3 under the Securities Exchange Act of 1934) by BMO of our common stock

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as reflected in the table above is not in violation of the transfer restrictions contained in our certificate of incorporation.

EXECUTIVE COMPENSATION

Compensation Discussion & Analysis

Introduction

The Board of Directors has a compensation committee consisting of Joseph S. Steinberg that determines and approves the compensation of the executive officers of the Company, including those named in the Summary Compensation Table (the “Named Executive Officers”).

Compensation Objectives and Philosophy

Our compensation philosophy is based upon rewarding current and past contributions, performance and dedication and providing incentives for superior long-term performance. We believe that there should be a strong link between pay and performance of both the Company and the individual. Accordingly, a large percentage of annual compensation consists of discretionary bonus compensation. This ensures that compensation paid to an executive reflects the individual’s specific contributions to our success, the level and degree of complexity involved in his/her contributions to the Company and the Company’s overall performance. We believe our compensation package aligns the interests of executive officers with those of our stockholders.

The Company believes that our current compensation program fits within our overall compensation philosophy of providing a straight-forward compensation package and strikes the appropriate balance between short and long-term performance objectives.

Setting Executive Compensation

In determining compensation for our Named Executive Officers, the Compensation Committee does not rely on any specific formula, benchmarking or pre-determined targets. The Compensation Committee focuses primarily on its subjective determination of the performance of the individual executive officer, as well as on the performance of the Company.

In considering executive compensation, the Compensation Committee takes into account an executive officer’s responsibilities, as well as the services rendered by the executive officer to the Company.

Elements of Compensation

Our compensation package for executive officers consists of three basic elements: (1) base salary; (2) annual bonus compensation; and (3) long-term incentives in the form of stock options granted pursuant to our 1999 Stock Incentive Plan.

Other elements of compensation include medical and life insurance benefits available to employees generally. Additionally, certain perquisites may be available to executive officers that are not available to other employees generally.

Each element of compensation serves a different purpose. Salary and bonus payments are designed mainly to reward current and past performance, while stock options are designed to provide incentive for strong long-term future performance and are directly linked to stockholders’ interests because the value of the awards will increase or decrease based upon the future price of our common stock.

None of our executive officers is a party to an employment agreement with the Company.

Base Salary

Base salary is consistent with the executive’s office and level of responsibility, with annual salary increases which generally amount to a small percentage of the executive’s prior base salary, primarily

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reflecting cost of living increases based upon changes in the Consumer Price Index over the preceding twelve months.

Short-Term Incentives – Annual Bonus Compensation

Annual bonus compensation of executive officers is determined by the Compensation Committee based on its subjective assessment of an executive’s performance and the Company’s performance, and is not based upon any formula or the application of specific mathematical criteria.  In determining the bonus compensation of our executive officers, the Compensation Committee reviews the Company’s actual and estimated results of operations for the current year, operating results and bonus compensation from prior years, the results of an annual performance review completed by each executive officer for the year and, when determining bonus compensation for other executive officers, recommendations from the President. The annual performance review form reports on the degree to which the executive achieved his/her accountabilities and objectives that were established in the beginning of the year; however, these accountabilities and objectives are not based on financial measures. Bonuses can vary widely from year to year, reflecting the varying levels of real estate sales in any given year, the progress made on obtaining entitlements for land development on land owned by the Company and on the degree of success in finding, analyzing and purchasing new real estate development opportunities.

Additionally, in 2008 all employees of the Company received a discretionary year-end bonus equal to approximately 3% of base salary.

Long-Term Incentives – Stock Options

By means of our 1999 Stock Incentive Plan, we seek to retain the services of persons now holding key positions and to secure the services of persons capable of filling such positions.

Options Awarded to Executive Officers

Occasionally, stock options may be awarded which, under the terms of our 1999 Stock Incentive Plan, permit the executive officer or other employee to purchase shares of our common stock at not less than the fair market value of the shares of common stock at the date of grant. The extent to which the employee realizes any gain is, therefore, directly related to increases in the price of our common stock and, therefore, stockholder value, during the period of the option. In certain circumstances, options having an exercise price below the fair market value of our common stock on the date of grant may be issued (although none have been granted to date). Options granted to executive officers generally become exercisable at the rate of 20% per year, commencing one year after the date of grant. The number of stock options awarded to an executive officer is generally not based on any specific formula, but rather on a subjective assessment of the executive’s performance and the Company’s performance. Options are priced at the closing price on the date of grant and are not granted to precede the announcement of favorable information. Besides the options granted to Paul J. Borden by virtue of the automatic grant to directors, as discussed below, the last time that options were granted to executive officers was in 2000.

Options Awarded to Directors

Under the terms of our 1999 Stock Incentive Plan, each director is automatically granted options to purchase 1,000 shares on the date on which the annual meeting of our stockholders is held each year. As stated above, options are priced at the closing price on the date of grant.

In July 2008, pursuant to this automatic grant, Paul J. Borden was granted options to purchase 1,000 shares of our common stock with an exercise price of $40.25 per share, which become exercisable at the rate of 25% per year, commencing one year after the date of grant.

Other Benefits; Executive Perquisites

Medical and life insurance benefits and matching contributions to our 401(k) plan are available to employees generally.

Mr. Borden maintains his primary residence in New Jersey. We reimburse him for costs of maintaining a temporary residence in California, airfare to and from his primary residence and transportation costs including the personal use of a Company car while in California. Such reimbursements

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are considered to be taxable compensation reportable by Mr. Borden under federal income tax rules, which results in a net cash cost to him, even though he does not gain any incremental financial benefit from these reimbursements. As a result, beginning in 2005, the Board of Directors (without Mr. Borden’s participation) agreed to pay Mr. Borden additional compensation which, after taxes, will provide him with sufficient funds to pay the taxes due on the expense amounts reimbursed by us. In 2008, we paid Mr. Borden $72,150 with respect to additional taxable compensation reported by Mr. Borden for reimbursements made during 2008.

Mr. Noland receives the use of a Company owned car and certain related benefits.

No other Named Executive Officers receive perquisites.

Stock Ownership Requirements

We do not have a formal stock ownership requirement.

Compensation of Named Executive Officers

On January 15, 2009, the Compensation Committee approved annual salary increases (effective January 1, 2009) and discretionary 2008 cash bonuses for each of the Named Executive Officers.

Accounting and Tax Matters

Effective January 1, 2006, the Company adopted Statement of Financial Accounting Standards No. 123R, “Share-Based Payment” (“SFAS 123R”), using the modified prospective method. SFAS 123R requires that the cost of all share-based payments to employees, including grants of employee stock options, be recognized in the financial statements based on their fair values. The cost is recognized as an expense over the vesting period of the award. SFAS 123R has not had a material impact on the Company’s consolidated financial statements.

Under the provisions of Section 162(m) of the Internal Revenue Code of 1986, we would not be able to deduct compensation to our executive officers whose compensation is required to be disclosed for such year in excess of $1 million per year unless such compensation was within the definition of “performance-based compensation” or meets certain other criteria. To qualify as “performance-based compensation,” in addition to certain other requirements, compensation generally must be based on achieving certain pre-established objective performance criteria. The Board of Directors believes that compensation at such levels is not likely to be a recurring event and that it is in our interest to retain maximum flexibility in our compensation programs to enable us to appropriately reward, retain and attract the executive talent necessary to the Company’s success. The Board recognizes that in appropriate circumstances compensation that is not deductible under Section 162(m) may be warranted and could be paid in the Board of Directors’ discretion.

Compensation Committee Report

I have reviewed and discussed with the Company’s management the above Compensation Discussion and Analysis (“CD&A”). Based upon my review and discussions, I have recommended to the Board of Directors that the CD&A be included in these Proxy Materials.

Compensation Committee

Joseph S. Steinberg

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Summary Compensation Table

Name and Principal Position	Year	Salary	Bonus	Option Awards (1)	All Other Compensation (2)	Total

Paul J. Borden,	2008	$255,742	$182,672	$ 20,363	$ 202,984 (3)	$ 661,761
President	2007	$245,907	$307,377	$ 17,961	$ 180,263	$ 751,508
	2006	$238,732	$307,162	$ 12,169	$ 143,288	$ 701,351
Curt R. Noland,	2008	$165,500	$104,965	-	$ 17,274 (4)	$ 287,739
Vice President	2007	$159,145	$154,774	-	$ 17,886	$ 331,805
	2006	$154,492	$254,635	-	$ 16,970	$ 426,097
Erin N. Ruhe,	2008	$133,900	$129,017	-	$ 9,200	$ 272,117
Vice President,	2007	$128,752	$178,863	-	$ 9,000	$ 316,615
Treasurer and	2006	$125,008	$253,750	-	$ 8,800	$ 387,558
Controller

For information concerning 2007 compensation, see the Company’s Proxy Statement dated June 19, 2008; for information concerning 2006 compensation, see the Company’s Proxy Statement dated June 18, 2007.

(1)

This column represents the expense recorded in the indicated year for the fair value of stock options granted to Mr. Borden in accordance with SFAS 123R. Pursuant to SEC rules, the amounts shown exclude the impact of estimated forfeitures related to service-based vesting conditions. Information on the valuation assumptions made when calculating the amounts in this column for awards granted in 2008, 2007 and 2006 is found in Note 7 to the Company’s consolidated financial statements contained in our Form 10-K for the fiscal year ended December 31, 2008 (the “2008 Form 10-K”). Information on the assumptions made when calculating the amounts in this column for awards granted in 2005 and 2004 is found in Note 7 to the Company’s consolidated financial statements included in its 10-K for the fiscal year ended December 31, 2006 (the “2006 Form 10-K”).

(2)

Certain items included in this column (including personal use of company cars) are currently taxable to the Named Executive Officer. The amount of taxable income for the individual is determined pursuant to Internal Revenue Service rules which may differ from the amounts reflected in this column.

(3)

Consists of non-cash compensation of $36,018 for maintaining a temporary residence in California and $51,218 for airfare to and from his primary residence in New Jersey. Also includes transportation, the personal use of a Company car while in California and related expenses, as well as contributions made by the Company to a defined contribution 401(k) plan on behalf of Mr. Borden, none of which exceeded the greater of $25,000 or 10% of the total amount of these benefits for Mr. Borden and director fees from the Company of $24,000. Also includes $72,150 in additional cash compensation which, after taxes, is intended to provide Mr. Borden with sufficient funds to pay the taxes due on the expense amounts reimbursed by us.

(4)

Consists of non-cash compensation for use of a Company car and related expenses and contributions made by the Company to a defined contribution 401(k) plan on behalf of Mr. Noland, none of which exceeded the greater of $25,000 or 10% of the total amount of these benefits for Mr. Noland.

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Grants of Plan-Based Awards in 2008

This table provides information about equity awards granted to the named executives in 2008 under our 1999 Stock Incentive Plan. As discussed in the CD&A, in 2008 Mr. Borden was granted options pursuant to the automatic grant to directors under the 1999 Stock Incentive Plan.

Name	Grant Date	All Other Option Awards: Number of Securities Underlying Options (1)	Exercise or Base Price of Option Awards (2)	Grant Date Fair Value of Stock and Option Awards (3)

Paul J. Borden, President	7/15/08	1,000	$40.25	$10,200

(1)	This column shows the number of common shares issuable under options granted in 2008. The options vest and become exercisable in four equal installments beginning on July 15, 2009.
(2)	This column shows the exercise price for the stock options granted, which was the closing price of the Company’s common stock on the date of grant, July 15, 2008.
(3)

This column shows the fair value of stock options granted to the Named Executive Officer in 2008. The fair value was determined in accordance with SFAS 123R on the grant date, and is being recognized as an expense over the vesting period. For information on the valuation assumptions with respect to this grant refer to Note 7 to our consolidated financial statements contained in our 2008 Form 10-K.

Outstanding Equity Awards at Fiscal Year-End

This table provides information on the holdings of option awards by the Named Executive Officers at December 31, 2008. This table includes exercisable and unexercisable options. The options vest and become exercisable in four equal annual installments, commencing one year from the grant date. For additional information about the option awards, see the description of our 1999 Stock Incentive Plan in the CD&A.

Option Awards

Name	Grant Date	Number of Securities Underlying Unexercised Options		Option Exercise Price	Option Expiration Date
		Exercisable	Unexercisable
Paul J. Borden, President	8/24/04 7/12/05 7/18/06 7/10/07 7/15/08	1,000 750 500 250 -	-- 250 500 750 1,000	$44.50 $65.19 $65.50 $62.75 $40.25	8/24/09 7/12/10 7/18/11 7/10/12 7/15/13

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Option Exercises and Stock Vested in Fiscal 2008

This table provides information for the Named Executive Officers with respect to stock options exercised during 2008, including the number of shares acquired upon exercise and the value realized, each before payment of any applicable withholding taxes.

	Option Awards
Name	Number of Shares Acquired on Exercise	Value Realized on Exercise

Paul J. Borden, President (1)	100	$1,710

(1)	Mr. Borden exercised 100 stock options on July 7, 2008 with an exercise price of $27.40 per share and a market price of $44.50 per share.

Director Compensation

In 2008, each director received a retainer of $24,000 for serving on the Board of Directors. In addition, Mr. Considine was paid $26,000 for serving as Chairman of the Audit Committee, and Dr. Lobatz was paid $17,000 for serving on the Audit Committee. Under the terms of our 1999 Stock Incentive Plan, each director is automatically granted options to purchase 1,000 shares on the date on which the annual meeting of our stockholders is held each year. The purchase price of the shares covered by such options is the fair market value of such shares on the date of grant. These options become exercisable at the rate of 25% per year commencing one year after the date of grant. As a result of this provision, options to purchase 1,000 shares of Common Stock at an exercise price of $40.25 per share were awarded to each of Messrs. Bienvenue, Considine, Cumming, Lobatz and Steinberg on July 15, 2008. The Company reimburses directors for reasonable travel expenses incurred in attending board and committee meetings.

This table sets forth compensation paid to the non-employee directors during 2008.

Name	Fees Earned or Paid in Cash (1)	Option Awards (2)	Total (3)
Patrick D. Bienvenue	$24,000	$20,363	$44,363
Timothy M. Considine	$50,000	$20,363	$70,363
Ian M. Cumming	$24,000	$20,363	$44,363
Michael A. Lobatz	$41,000	$20,363	$61,363
Joseph S. Steinberg	$24,000	$20,363	$44,363

(1) This column reports the amount of cash compensation earned in 2008 for Board and committee service.

(2)

This column represents the expense recorded in 2008 for the fair value of options granted to directors in 2008 and in prior years, in accordance with SFAS 123R. Pursuant to SEC rules, the amounts shown exclude the impact of estimated forfeitures related to service-based vesting conditions. Information on the valuation assumptions made when calculating the amounts in this column for awards granted in 2008, 2007 and 2006 is found in Note 7 to the Company’s consolidated financial statements contained in our 2008 Form 10-K. Information on the assumptions made when calculating the amounts in this column for awards granted in 2005 and 2004 is found in Note 7 to the Company’s consolidated financial statements included in its 2006 Form 10-K.

(3)	This table does not include disclosure for any perquisites and other personal benefits for any non-employee director because such amounts did not exceed $10,000 in the aggregate per director.

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Potential Payment Upon Termination of Employment

None of the Named Executive Officers is a party to an employment agreement. However, under the terms of our current 1999 Stock Incentive Plan (without giving effect to the proposed amendments to the 1999 Stock Incentive Plan as described in this Proxy Statement), the time within which to exercise vested options will be extended in accordance with the 1999 Stock Incentive Plan, but not beyond the expiration date of the Option, for a period of either three months or one year, depending on the triggering event; these triggering events do not result in any acceleration of any unvested Options. For the number of Options exercisable by each Named Executive Officer as of December 31, 2008 see the “Outstanding Equity Awards at Fiscal Year-End” table.

Upon the occurrence of an Extraordinary Event of the Company (as defined in the 1999 Stock Incentive Plan, including a change in control of the Company) all then outstanding Options that have not vested or become exercisable will immediately become exercisable. Had an Extraordinary Event occurred on December 31, 2008, Paul J. Borden, the only Named Executive Officer holding Options, would not have received any value for his outstanding stock options (determined by multiplying (A) the spread between the $16.50 per common share closing price on December 31, 2008 and the per common share exercise price for each option by (B) the number of common shares covered by previously unvested options).

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934 requires our executive officers and directors, and persons who beneficially own more than 10% of a registered class of our equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission. Based solely upon a review of the copies of such forms furnished to us and written representations from our executive officers, directors and greater than 10% beneficial stockholders, we believe that during the year ended December 31, 2008, all persons subject to the reporting requirements of Section 16(a) filed the required reports on a timely basis.

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AUDIT COMMITTEE REPORT

The following is the report of our Audit Committee with respect to our audited financial statements for the fiscal year ended December 31, 2008.

Review with Management

The Audit Committee reviewed and discussed our audited financial statements with management.

Review and Discussions with Independent Auditors

The Audit Committee discussed the Company’s audited financial statements with management, which has primary responsibility for the financial statements. PricewaterhouseCoopers LLP, our independent auditors, is responsible for expressing an opinion on the conformity of the Company’s audited financial statements with accounting principles generally accepted in the United States of America. The Audit Committee has discussed with PricewaterhouseCoopers LLP the matters that are required to be discussed by the Statement on Auditing Standards No. 61, as amended (AICPA, Professional Standards, Vol. 1 AU section 380), as adopted by the Public Company Accounting Oversight Board in Rule 3200T. The Audit Committee also received the written disclosures and the letter from PricewaterhouseCoopers LLP required by the applicable requirements of the Public Company Accounting Oversight Board regarding PricewaterhouseCooper LLP’s communications with the Audit Committee concerning independence; and has discussed with PricewaterhouseCoopers LLP their independence. The Audit Committee also concluded that PricewaterhouseCoopers LLP’s provision of audit and non-audit services to the Company and its subsidiaries, as described in this Proxy Statement, is compatible with PricewaterhouseCoopers LLP’s independence.

Conclusion

Based upon the review and discussions referred to above, the Audit Committee recommended to the Board of Directors that its audited consolidated financial statements be included in our Annual Report on Form 10-K for the year ended December 31, 2008 for filing with the Securities and Exchange Commission and selected PricewaterhouseCoopers LLP as the independent auditor for 2009.

Submitted by the Audit Committee of the Board of Directors

Timothy M. Considine

Michael A. Lobatz

The information contained in the foregoing report shall not be deemed to be “soliciting material” or to be “filed” with the Securities and Exchange Commission, nor shall such information be incorporated by reference into any future filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the Company specifically incorporates it by reference in a filing.

INDEPENDENT ACCOUNTING FIRM FEES

The Audit Committee has adopted policies and procedures for pre-approving all audit and non-audit work performed by the Company’s independent auditor, PricewaterhouseCoopers LLP. The Audit Committee has pre-approved (i) certain general categories of work where no specific case-by-case approval is necessary (“general pre-approvals”) and (ii) categories of work which require the specific pre-approval of the Audit Committee (“specific pre-approvals”). For additional services or services in an amount above the annual amount that has been pre-approved, additional authorization from the Audit Committee is required. The Audit Committee has delegated to the Committee chair the ability to pre-approve all of these services. Any pre-approval decisions made by the Committee chair under this delegated authority will be reported to the full Audit Committee. All requests for services to be provided by PricewaterhouseCoopers LLP that do not require specific approval by the Audit Committee must be submitted to the Controller of the Company, who determines whether such services are in fact within the scope of those services that have received the general pre-approval of the Audit Committee. The Controller reports to the Audit Committee periodically.

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In accordance with the SEC’s definitions and rules, Audit Fees are fees paid to PricewaterhouseCoopers LLP for professional services for the audit of the Company's consolidated financial statements included in the Company’s Form 10-K, the review of financial statements included in the Company’s Form 10-Qs, services that are normally provided in connection with statutory and regulatory filings or engagements, assurance and related services that are reasonably related to the performance of the audit or review of our financial statements including compliance with regulatory matters, the Sarbanes-Oxley Act, and consulting with respect to technical accounting and disclosure rules. All such services were approved by the Audit Committee. Such amounts aggregated $240,000 and $265,000 for the years ended December 31, 2008 and 2007, respectively.

PROPOSED AMENDMENTS TO THE

1999 STOCK INCENTIVE PLAN

On June 9, 2009, our Board of Directors, approved, subject to stockholder approval, certain amendments (the “Amendments”) to our Amended and Restated 1999 Stock Incentive Plan, as amended and restated (the “Plan”). Assuming the Amendments are approved by the Company’s stockholders, the Amendments will be effective as of the date of such stockholder approval. The Amendments to the Plan will (i) eliminate the Plan provision prohibiting the grant of Options after October 24, 2009 (the “Option Grant End Date”), thereby, permitting the continued grant of Options (as defined below) under the Plan to the extent permitted under the Internal Revenue Code of 1986, as amended (the “Code”); and (ii) generally extend the time that a director of the Company (including a former officer or key employee), solely in his capacity as a director (a “Director Participant”) will be entitled to exercise Non-Qualified Options (but no extension will entitle a holder to exercise an option after its original expiration date) as provided for in the Plan, from three months or one year, depending upon the triggering event, to three years after the date of termination of service. In all other respects, the Plan will remain unchanged.

The Plan authorizes the issuance of up to an aggregate of 500,000 shares of our common stock pursuant to Options (through October 24, 2009), restricted stock or stock appreciation rights to the company's non-employee directors, certain other non-employees and employees. Of that amount, 469,900 shares of our common stock currently remain available under the Plan. The Plan was amended as of July 14, 2004 to increase the number of shares authorized for issuance under the Plan and the stockholders of the Company approved such amendment on August 24, 2004.

The Plan was adopted to afford our directors and certain of our officers and key employees, as well as certain officers and key employees of any of our subsidiary, parent, or affiliated corporations who are responsible for the continued growth of our company (collectively, "Eligible Persons"), an opportunity to acquire a proprietary interest in us, which would give them an increased interest in and a greater concern for our welfare. Under the Plan, an affiliated corporation includes any entity providing managerial, administrative, consulting or advisory services to us, or any parent or subsidiary corporations of that entity. Only those employees of an affiliated corporation who provide or have provided services to us will be considered eligible to receive grants under the Plan.

The Plan provides for the granting of two types of options: “Incentive Options” and “Non-Qualified Options” (collectively referred as “Options”) (as each is described in the summary of the Amended Plan, below). Under the current terms of the Plan, Options may not be granted after the Option Grant End Date. The Board of Directors believes that the Plan should be amended to permit future grants of both Incentive Options and Non-Qualified Options beyond the Option Grant End Date.

Deleting the Option Grant End Date will enable the Company to grant Non-Qualified Options under the Stock Option Plan after October 24, 2009; however, Incentive Options will only be able to be granted by the Company until August 24, 2014 (ten years after the Company’s stockholders last approved an amendment to the Plan increasing the number of shares authorized for issuance under the Plan). This is because, pursuant to Section 422 of the Code, Incentive Options may only be granted during the ten years after (i) an option plan is first adopted or (ii) an option plan is amended to (x) increase the maximum number of shares that may be issued under a plan or (y) change the universe of eligible participants under the plan.

The Plan currently provides that if the service of a Director Participant terminates by reason of (i) disability or (ii) voluntary retirement or failure of the Company to retain or nominate for re-election an otherwise eligible Director Participant at a time when such Director Participant is entitled to exercise Non-Qualified Options, such Director Participant has the right to exercise such Non-Qualified Options at any time up to and including (i) one year or (ii) three months, as the

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case may be, after the date of termination of service (the “Director Participant Exercise Period”). The Board of Directors believes that the Director Participant Exercise Period should be extended in either case to three years in order to give a Director Participant who is in good standing and whose service terminates by reason of (i) disability or (ii) voluntary retirement or failure of the Company to retain or nominate for re-election such Director Participant additional time to exercise his or her Non-Qualified Options, rather than the current one year or three month period, as the case may be, after the date of termination of service. In no event, however, shall such extension cause the exercise period of any Non-Qualified Option to extend beyond its original expiration date.

The Amendments will be effective only if the stockholders vote to approve them. If the Amendments are not approved by the stockholders, the Amendments will be of no effect. In that case, Options will not be permitted to be granted after October 24, 2009, and the Director Participant Exercise Period will remain at one year or at three months, as applicable.

Messrs. Cumming and Steinberg have advised the Company that they intend to cause all common shares that they beneficially own to be voted in favor of approval of the Amendments to the Plan.

Summary of the Amended Plan

The following summary of the Plan as it is proposed to be amended (the “Amended Plan”) is not intended to be a complete description of the terms of the Amended Plan, and is qualified in its entirety by the terms of the Amended Plan itself. A copy of the Amended Plan is attached hereto as Annex A.

Two types of Options may be granted pursuant to the Amended Plan: those intended to qualify as incentive stock options ("Incentive Options") within the meaning of Section 422(a) of the Code (the "Code") and those not intended to satisfy the requirements for Incentive Options ("Non-Qualified Options"). See "Federal Income Tax Consequences" below. Stock appreciation rights ("Rights") may be granted alone or in conjunction with or in the alternative to Options. Subject to the overall limitations on the issuance of shares of our common stock under the Amended Plan, the Amended Plan limits the aggregate number of Shares with respect to which Restricted Stock, Options or Rights may be granted to any grantee in any one taxable year to 30,000.

The Amended Plan covers an aggregate of 500,000 shares of our common stock (of which 469,900 remain available for issuance) (the "Shares"). It provides for the issuance of these Shares pursuant to Options, Restricted Stock or Rights (subject in each case to adjustment in the event of stock dividends, stock splits and other contingencies). The Amended Plan will continue indefinitely until terminated by the Board of Directors, although Incentive Options may not be granted after August 24, 2014, unless the Plan is further amended in accordance with Section 422 of the Code. The Shares with respect to which Options, Rights or Restricted Stock may be granted may be made available from either authorized and unissued shares or treasury shares. The Amended Plan will become effective only upon the affirmative vote of a majority of the shares of our common stock present at the meeting and entitled to vote on the matter.

Administration

The Amended Plan will continue to be administered by our Board of Directors (the “Board”) or a committee of our Board (the "Committee") which has the authority, in its discretion and subject to the express provisions of the Amended Plan (including the provisions regarding automatic grants of Options to our Director Participants), to determine, among other things, the persons to receive Options, Rights or Restricted Stock, the date of each grant of Options, Rights or Restricted Stock, the number of Shares covered by each grant, the purchase price of each Share subject to any Options or Rights, and the terms and provisions of the respective Options, Rights or Restricted Stock (which need not be identical). In determining the persons to whom Options, Rights or Restricted Stock are to be granted under the Amended Plan, the Committee will consider the grantee's length of service, the amount of each grantee's earnings and each grantee's responsibilities and duties. Our company will receive no monetary consideration for the granting of Options, Rights or Restricted Stock under the Amended Plan.

Incentive Options may be granted only to salaried key employees of our company or any of our subsidiary or parent corporations now existing or formed or acquired at any time in the future. Non-Qualified Options and Rights may be granted to our officers and key employees, as well as officers and key employees of any of our subsidiary, parent or affiliated corporations. Non-Qualified Options may be granted to our Director Participants. The aggregate number of Shares with respect to which Options, Rights and Restricted Stock may be granted under the Amended Plan to any one

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grantee in any one taxable year is 30,000. The Amended Plan provides for an automatic annual grant of Non-Qualified Options covering 1,000 Shares to our Director Participants. Director Participants are also eligible to receive additional grants of Options, Rights, and/or, Restricted Stock under the Amended Plan; provided, however, that Director Participants are not eligible for grants of Incentive Options.

Any Option granted under the Amended Plan may be exercised pursuant to the terms and conditions determined and set by the Committee at the time of grant, except that (i) no Incentive Option may be exercisable more than ten years after the date on which it is granted, and (ii) at the time of grant, the purchase price of Shares issuable upon exercise of an Incentive Option granted pursuant to the Amended Plan may not be less than 100% of the fair market value of the Shares on the date the Incentive Option is granted, as determined by the Committee in accordance with the Amended Plan. The Committee has the right to accelerate, in whole or in part, rights to exercise any Option granted under the Amended Plan. At the discretion of the Committee, a Right may be granted (i) alone, (ii) simultaneously with the grant of an Option (either Incentive or Non-Qualified) and in conjunction therewith or (iii) subsequent to the grant of a Non-Qualified Option and in conjunction therewith or in the alternative thereto. The Committee may prescribe additional terms and conditions to Options and/or Rights, subject to the provisions and limitations contained in the Amended Plan.

Each Director Participant is automatically granted a Non-Qualified Option to purchase 1,000 Shares in his capacity as a director each year on the date on which the annual meeting of our stockholders is held (taking account of any adjournments thereof). The purchase price of the Shares covered by the Non-Qualified Options issued to Director Participants is the fair market value of the Shares at the date of the grant. Non-Qualified Options granted to Director Participants may not be exercised for the twelve-month period immediately following the grant of the Non-Qualified Option. Thereafter, the Non-Qualified Option is exercisable for a period ending five years from the date of grant of the Non-Qualified Option, subject to limitations or restrictions pursuant to the terms of the Amended Plan.

Upon the termination of the employment of an employee of the Company, any Option or Right previously granted to the employee, to the extent not yet exercised, will terminate, provided that (a) if the employee dies while employed by the Company during either the three (3) month or one (1) year period, whichever is applicable, specified in clause (b) below and at a time when the employee was entitled to exercise Options or Rights, the legal representative of the employee, or the person who acquired such Options or Rights by bequest or inheritance or by reason of the death of the employee, may, not later than one (1) year from the date of death, exercise such Options or Rights, to the extent not yet exercised; and (b) if the employment of an employee of the Company is terminated by reason of the employee’s retirement, disability, or dismissal by the Company other than for cause, and while the employee is entitled to exercise such Options or Rights as provided for under the Amended Plan, the employee will have the right to exercise such Options or Rights at any time up to and including (i) three (3) months after the date of such termination of employment in the case of termination by reason of retirement or dismissal other than for cause, and (ii) one (1) year after the date of termination of employment in the case of termination by reason of disability. However, in no event will any employee (or his or her personal or legal representative) be entitled to exercise any Option or Right after the original expiration date of that Option or Right. If an employee voluntarily terminates his or her employment, or is discharged for cause, the unexercised portion of any Option or Right will terminate.

For the purposes of the Amended Plan, the term “for cause” means (a) with respect to an employee who is a party to a written employment agreement with the Company, or participates in a compensation or benefit plan of the Company, “for cause” or “cause” for the purposes of termination as may be defined in such agreement or plan; or (b) in all other cases, as determined by the Compensation Committee or the Board of Directors, in its sole discretion, (i) the willful commission by an employee of an act that causes or may cause substantial damage to the Company; (ii) the commission by an employee of an act of fraud in the performance of the employee’s duties on behalf of the Company; (iii) conviction of the employee for commission of a felony in connection with the performance of his duties on behalf of the Company, or (iv) the continuing failure of an employee to perform his or her duties to the Company after written notice thereof and a reasonable opportunity to be heard and cure such failure are given to the employee.

The Amended Plan also provides that if the service of a Director Participant terminates, any Non-Qualified Option previously granted to the Director Participant, to the extent not yet exercised, will terminate. However, if (a) the Director Participant dies during his or her term as a director or during the three year period specified in clause (b) below, any Non-Qualified Options which have not been exercised will remain exercisable for one (1) year after the death of such Director Participant by such Director Participant’s legal or personal representative; and (b) if the service of a Director Participant terminates by reason of (i) the Director Participant’s disability, (ii) voluntary retirement from service as a director of the Company, or (iii) failure of the Company to retain or nominate for re-election such Director Participant who is otherwise

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eligible, unless due to any act of (A) fraud or intentional misrepresentation, or (B) embezzlement, misappropriation or conversion of assets or opportunities of the Company or any direct or indirect subsidiary of the Company, while such Director Participant is entitled to exercise Non-Qualified Options, the Director Participant has the right to exercise his or her Non-Qualified Options at any time up to and including three (3) years after the date of such termination of service. However, in no event will a Director Participant (or his or her personal or legal representative) be entitled to exercise any Non-Qualified Option after the original expiration date of that Non-Qualified Option.

Options or Rights granted under the Amended Plan are non-transferable, except by will or the laws of descent and distribution. Notwithstanding the foregoing, at the discretion of the Committee, an award of an Option (other than an Incentive Option) and/or a Right may permit the transferability of an Option and/or Right by a participant solely to the participant's spouse, siblings, parents, children, grandchildren, or trusts for the benefit of those persons or partnerships, corporations, limited liability companies or other entities they solely own, including trusts for those persons, subject to any restriction included in the award of the Option and/or Right.

Shares of Restricted Stock may be granted under the Amended Plan. Shares of Restricted Stock will be subject to forfeiture upon the termination of the grantee's service to us for any reason other than death or disability, according to the following schedule:

Termination Prior To --------------------------	Percentage Forfeited -------------------------
First anniversary of award date	100%
Second anniversary of award date	50%
Third anniversary of award date	25%

The Committee will have the ability to waive these forfeitures in its discretion. During the period when Restricted Stock is subject to forfeiture (the "Restricted Period"), the grantee will not be permitted to sell, transfer, pledge or assign the Restricted Stock. Stock certificates for Restricted Stock will be issued upon the grant of the Restricted Stock and registered under the name of the grantee, but will be appropriately legended and returned to us by the grantee pending termination of the Restricted Period, together with a stock power executed in blank. The grantee will be entitled to vote shares of Restricted Stock and will be entitled to all dividends paid on these shares of Restricted Stock. However, any dividends paid in shares of our common stock will be subject to the restrictions applicable to the relevant Restricted Stock.

Restricted Stock will also be subject to any other restrictions as the Committee determines at the time of grant.

It is intended that the cash proceeds to be received by us from the exercise of an Option pursuant to the Amended Plan will be used for our general corporate purposes.

The Amended Plan may be amended from time to time by our Board of Directors, provided that no amendment will be made without the approval of our stockholders that will increase the total number of Shares reserved for Options, Rights and Restricted Stock under the Amended Plan or the maximum number of Shares with respect to which Options, Rights and Restricted Stock may be granted under the Amended Plan to any one employee in any one taxable year (other than an increase resulting from an adjustment for changes in capitalization such as a stock dividend or stock split), or alter the class of eligible participants. The Board of Directors may at any time suspend or terminate the Amended Plan, provided that rights and obligations under any Option, Right or Restricted Stock granted while the Amended Plan is in effect may not be altered or impaired by suspension, termination or amendment of the Amended Plan, except upon the consent of the person to whom the Option, Right or Restricted Stock was granted.

In the event of any change in our outstanding common stock through merger, consolidation, reorganization, recapitalization, stock dividend, stock split, reverse stock split, split-up, split-off, spin-off, combination of shares, exchange of shares, dividend in kind or other like change in capital structure or distribution to our stockholders (other than normal cash dividends), in order to prevent dilution or enlargement of participants' rights under the Amended Plan, the Committee is required to adjust, in an equitable manner, the number and kind of Shares that may be issued under

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the Amended Plan, the number and kind of Shares subject to outstanding Options and Rights, the consideration to be received upon exercise of Options or in respect of Rights, the exercise price applicable to outstanding Options and Rights, and/or the fair market value of the Shares and other value determinations applicable to outstanding Options and Rights.

In the event of an "Extraordinary Event" with respect to our company (including a change in control of our company, a sale of all or substantially all of the assets of our company, certain mergers or like business combinations, and any other extraordinary transaction that is determined by our Board of Directors to be appropriate and in our best interests and which by its terms precludes the existence of securities convertible into Shares), as described in the Amended Plan, all then outstanding Options and Rights that have not vested or become exercisable at the time of the Extraordinary Event will immediately become exercisable and all shares of Restricted Stock still subject to forfeiture will become free of their restrictions. The Committee, in its sole discretion, may determine that, upon the occurrence of an Extraordinary Event, each Option or Right then outstanding will terminate within a specified number of days after notice to the holder, and that holder will receive, with respect to each Share subject to that Option or Right, cash (or other property) in an amount not less than the excess (which may be zero) of the fair market value of that Share (as determined in accordance with the Amended Plan) over the exercise price per Share of that Option or Right. The provisions contained in the preceding sentence will be inapplicable to an Option or Right granted within six (6) months before the occurrence of an Extraordinary Event if the holder of that Option or Right is subject to the reporting requirements of Section 16(a) of the Exchange Act and no exception from liability under Section 16(b) of the Exchange Act is otherwise available to that holder. Notwithstanding the foregoing, any of the events described above that the Board of Directors determines not to be an Extraordinary Event with respect to our company will not constitute an Extraordinary Event with respect to our company.

The Amended Plan contains provisions to protect our significant tax loss carryforwards and to prevent the imposition and limitations on our ability to use those losses under Section 382 of the Code. If, as a result of the grant of an Option or Right, the grantee (or any person) would become an owner (taking into account the attribution and indirect ownership rules under Section 382 of the Code) of 5% or more of our "stock" (a "Five Percent Stockholder"), that grant will only be effective to acquire the number of our Shares (or, in the case of a Right, Shares and/or cash) as could be acquired without causing that person to become a Five Percent Stockholder. If the exercise of an Option or Right would cause the grantee (or any person) to become a Five Percent Stockholder as a result of the exercise of that Option or Right, that exercise will be effective only for the number of Shares (or, in the case of a Right, Shares and/or cash) that the grantee could acquire without causing that person to become a Five Percent Stockholder, and the issuance of any Shares (or, in the case of a Right, any Shares and/or cash) in excess of that amount will be null and void. Also, if the grant and/or vesting (whether by lapse or termination of the Restricted Period or the filing of an election under Section 83(b) of the Code (as discussed below)) of Restricted Stock would cause any person (whether the grantee or any other person) to become a Five Percent Stockholder, that grant will only be effective for the number of shares of Restricted Stock that the grantee can acquire without causing that person to become a Five Percent Stockholder, and any grant in excess of that amount will be void. The above limitations do not prevent the grant, exercise and/or vesting of an Option, Right or Share of Restricted Stock to or by any person that is a Five Percent Stockholder, such as Messrs. Cumming and Steinberg, prior to the time of the grant, exercise and/or vesting.

Also, in order to protect our significant tax loss carryforwards, the Shares issuable upon exercise of an Option or Right and Restricted Stock granted under the Amended Plan will be subject to certain transfer restrictions contained in our Restated Certificate of Incorporation designed to regulate transfers to a person or group or persons who are or would become as a result of that transfer a Five Percent Stockholder. Transfers of our common stock or our other securities would generally be subject to these restrictions and may be restricted if, as a result of the transfer, any person or group of persons would become a Five Percent Stockholder or the ownership interest of any Five Percent Stockholder would be increased. The Board of Directors has the authority to exempt transfers from the operation of this restriction.

Federal Income Tax Consequences

Incentive Options. Incentive Options under the Amended Plan are intended to meet the definitional requirements of Section 422(b) of the Code for “incentive stock options.” Under the Code, the grantee of an Incentive Option generally is not subject to regular income tax upon the receipt or exercise of the Incentive Option. For regular tax purposes, upon exercise of an Incentive Option, the employee’s tax basis in the share so acquired will equal the exercise price paid therefore, and the employee’s holding period in the acquired shares will begin at that time. Special rules apply to an employee who exercises an Incentive Option by delivering common shares previously acquired pursuant to the exercise of an Incentive Option.

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However, the exercise of Incentive Options can result in tax under the alternative minimum tax (“AMT”). The amount by which the fair market value of the common shares at the time of exercise exceeds the exercise price will be an “item of adjustment” for the employee for purposes of the AMT. For purposes of the AMT, the employee will be required to compute his or her tax basis in the acquired common share as if such common share had been acquired through the exercise of a Non-Qualified Option (as described below). The amount of any AMT liability attributable to the exercise of an Incentive Option generally will be allowed as a credit offsetting regular tax liability in subsequent years.

If, subsequent to the exercise of an Incentive Option (whether paid for in cash or in common shares), the optionee holds the common shares received upon exercise for a period extending to the later of two years from the date of grant or one year from the date of exercise of such Option and the associated receipt of common shares (the “applicable holding period”), the difference (if any) between the amount realized from the sale of such common shares and their tax basis to the holder will be taxed as long-term capital gain or loss (provided that such shares were held by the optionee as a capital asset at the time). If the holder is subject to the AMT in the year of disposition, his or her tax basis in the common shares will be determined, for AMT purposes, as described in the preceding paragraph. If, however, an optionee does not hold the common shares so acquired for the applicable holding period, thereby making a “disqualifying disposition,” the optionee would realize ordinary income in the year of the disqualifying disposition equal to the lesser of (i) the excess of the fair market value of the common shares at the date the Incentive Option was exercised over the exercise price or (ii) the excess of the amount realized upon such disposition over the exercise price paid for such common shares, and the balance, if any, of income would be capital gain (provided the holding period for the common shares exceeded one year and the optionee held the common shares as a capital asset at such time). If such disqualified disposition or sale takes place in the same year in which the optionee exercises the Incentive Option, the income the optionee recognizes upon the sale or disposition of the shares will not be considered income for purposes of the AMT.

A deduction will not be allowed to the employer corporation for federal income tax purposes with respect to the grant or exercise of an Incentive Option or the disposition, after the applicable holding period, of common shares acquired upon exercise of an Incentive Option. In the event of a disqualifying disposition, a federal income tax deduction will be allowed to the employer corporation in an amount equal to the ordinary income included by the optionee, provided that such amount constitutes an ordinary and necessary business expense to the employer corporation and is reasonable and that no other limitations under the Code apply.

Non-Qualified Options and Stock Appreciation Rights. A Non-Qualified Option is one that is not intended to qualify as an incentive stock option under Section 422(b) of the Code. An individual who receives a Non-Qualified Option will not recognize any taxable income upon the grant of such Non-Qualified Option. In general, upon exercise of a Non-Qualified Option, an individual will recognize ordinary income in an amount equal to the excess of the fair market value of the common shares at the time of exercise over the exercise price. An individual who receives a Right will not recognize any taxable income upon the grant of such Right. Generally, upon the receipt of cash or the transfer of common shares pursuant to the exercise of a Right, an individual will recognize ordinary income in an amount equal to the sum of the cash and the fair market value of the common shares received. In view of Section 16(b) of the Exchange Act, the timing of income recognition may be deferred (i.e., the “Deferral Period”) for any optionee who is an officer or director of the Company or a beneficial owner of more than ten percent (10%) of any class of equity securities of the Company following the exercise of a Non-Qualified Option or Right. Absent a written election (pursuant to Section 83(b) of the Code), filed with the Internal Revenue Service within 30 days after the exercise of the Option or Right and associated receipt of common shares to include in income, as of the time of such exercise, the excess (at such time) of the fair market value of such common shares over their exercise price, recognition of income by the individual will be deferred until the expiration of the Deferral Period, if any.

The ordinary income recognized with respect to the receipt of common shares or cash upon exercise of a Non-Qualified Option or a Right under the Amended Plan will be subject to both wage withholding and employment taxes. In addition to the customary methods of satisfying the withholding tax liabilities that arise upon the exercise of a Right for common shares or upon the exercise of a Non-Qualified Option, an individual may satisfy the liability in whole or in part by directing its employer corporation to withhold common shares from those that would otherwise be issuable to the individual or by tendering other common shares owned by the individual, valued at their fair market value as of the date that the tax withholding obligation arises. A deduction for federal income tax purposes will be allowed to the employer corporation in an amount equal to the ordinary income included by the individual, provided that such amount constitutes an ordinary and necessary business expense and is reasonable and that no other limitations under the Code apply.

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Restricted Stock. Assuming that a grant of Restricted Stock is subject only to those restrictions discussed above, absent a Section 83(b) election, an individual will recognize ordinary income for federal income tax purposes (and we, or our parent or subsidiary, will take any corresponding deduction to which we or they may be entitled) at the end of the Restricted Period for those shares (or, if later, at the end of the Deferral Period) in an amount equal to the fair market value of the Restricted Stock (on that date) (reduced by the purchase price paid by such individual for such Restricted Stock, if any). Alternatively, an individual may make a Section 83(b) election to recognize ordinary income at the time the Restricted Stock is transferred to the individual pursuant to the grant equal to the fair market value (determined without regard to the transferability and forfeiture restrictions) of the Restricted Stock as of the date of transfer. An individual's tax basis in any Restricted Stock will equal the amount of ordinary income included by that individual pursuant that individual making a Section 83(b) election or, if no election is made, at the end of the Restricted Period. An individual's holding period will begin on the day the individual makes a Section 83(b) election, or, if no election is made, immediately after the Restricted Period ends.

The ordinary income recognized by an employee with respect to the receipt of Restricted Stock will be subject to both wage withholding and other employment taxes. Among the methods provided in the Amended Plan to enable us (or our parent or subsidiary) to satisfy our withholding tax obligation, we may permit the employee to tender to us (or our parent or subsidiary) other shares of our common stock owned by the individual, valued at their fair market value as of the date that the tax withholding obligation arises, with which to satisfy the withholding obligation.

We (or our parent or subsidiary if the services were provided to that corporation) will receive a federal income tax deduction in an amount equal to the ordinary income included by the individual, provided that the amount constitutes an ordinary and necessary business expense and is reasonable, and provided that the limitations of Sections 162(m) and 280G of the Code do not apply.

The tax treatment of distributions, if any, received by an individual with respect to Restricted Stock prior to expiration of the Restricted Period will vary depending upon several factors including whether a Section 83(b) election is made and the form of the distribution. Depending upon the circumstances, the tax consequences of distributions received with respect to Restricted Stock will vary from being treated as taxable as ordinary income, a return of capital or a tax-free stock dividend. Whether, and when, we (or our parent or subsidiary) are entitled to a deduction with respect to any distributions paid with respect to Restricted Stock will depend upon the required tax treatment of the distribution by the recipient thereof.

Possible Tax Legislation. In view of recent proposals by the Executive branch of the United States government, as well as certain legislative initiatives, it is possible that the tax law may be subject to significant amendment (including with respect to ordinary income and capital gains tax rates, as well as the alternative minimum tax) in a manner that could affect the benefits and costs associated with the Amended Plan and grants thereunder. These developments are in their early stages, and it is not possible, at this time, to predict which, if any, tax law amendments will be enacted.

Change in Control. As described above, upon an "Extraordinary Event" (as defined in the Amended Plan) affecting our Company, all the then outstanding Options and Rights will immediately become exercisable and all Shares of Restricted Stock still subject to restrictions will become free of those restrictions. In general, if the total amount of payments to certain individuals in the nature of compensation that are contingent upon a "change in control" of our Company (as defined in Section 280G of the Code) equals or exceeds three times the recipient's "base amount" (which is generally defined to mean the recipient's average annual compensation for the five years preceding the change in control), then, subject to certain exceptions, the payments may be treated as "parachute payments" under the Code, in which case a portion of the payments would be nondeductible by us (or our parent or subsidiary) and the recipient would be subject to a 20% excise tax on that portion of the payments.

Certain Limitations on Deductibility of Executive Compensation. With certain exceptions, Section 162(m) of the Code denies a deduction to publicly held corporations for compensation paid to certain executive officers in excess of $1 million per executive per taxable year (including any deduction with respect to the exercise of an Option or Right or grant of Restricted Stock). One of these exceptions applies to certain performance-based compensation that has, among other things, been approved by stockholders in a separate vote. If we were to form a Committee that satisfies the requirements of Section 162(m) of the Code and Treasury Regulation 1.162-27(e)(3) to administer the Amended Plan, certain awards of Options and Rights under the Amended Plan may qualify for the performance-based compensation exception to Section 162(m) of the Code.

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Regulation

The Amended Plan is neither qualified under the provisions of Section 401(a) of the Code, nor subject to any of the provisions of ERISA.

New Plan Benefits

Options which may be received in the future by employees under the Amended Plan are discretionary and not presently determinable. However, under the terms of the Amended Plan, each director, in his or her capacity as director, will automatically be granted non-qualified options to purchase 1,000 common shares on the date of the 2009 Annual Meeting of Stockholders (this number of options remains unchanged from the Plan currently in effect):

Name and Position	Dollar Value ($)	Number of Units
Paul J. Borden, President	–	1,000(1)
Curt R. Noland, Vice President	–	–
Erin N. Ruhe, Vice President, Treasurer and Controller	–	–
Executive Group	–	–
Non-Executive Director Group	–	5,000(2)
Non-Executive Officer Employee Group	–	–

_____________________________

(1) Indicates the number of non-qualified options which will be granted to Mr. Borden, if he is elected as a director at the 2009 Annual Meeting of Stockholders.

(2) Indicates the number of non-qualified options which will be granted to the non-executive director group, if each of the five non-executive directors listed in this Proxy Statement is elected at the 2009 Annual Meeting of Stockholders.

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Award Information

As of June 4, 2009, since the inception of the Plan, the following persons and groups have received the following number of options (either incentive options or non-qualified options, as applicable) to purchase common shares under the Plan:

Name and Position	Number of Stock Options
Named Executive Officers:

Paul J. Borden, President	10,400

Curt R. Noland, Vice President	2,500

Erin N. Ruhe, Vice President, Treasurer and Controller	2,500

Current executive officers, as a group	15,400

Current directors who are not executive officers, as a group	27,000

Each nominee for election as a director:

Patrick D. Bienvenue	5,400

Paul J. Borden	10,400

Timothy M. Considine	5,400

Ian M. Cumming	5,400

Michael A. Lobatz	5,400

Joseph S. Steinberg	5,400

Each associate of any such directors, executive officers or nominees	---

Each other person who received or is to receive five percent of such Options	---

All employees (current or former), including current officers who are not executive officers, as a group	5,500

The Board of Directors recommends a vote FOR this proposal.

RATIFICATION OF SELECTION OF INDEPENDENT AUDITORS

The ratification of the selection of PricewaterhouseCoopers LLP as independent auditors is being submitted to stockholders because we believe that this action follows sound corporate practice and is in the best interests of the stockholders. If the stockholders do not ratify the selection by the affirmative vote of the holders of a majority of the common shares voted at the meeting, the Audit Committee of the Board of Directors will reconsider the selection of independent auditors, but such a vote will not be binding on the Audit Committee. If the stockholders ratify the selection, the Audit Committee, in its discretion, may still direct the appointment of new independent auditors at any time during the year if they believe that this change would be in our and our stockholders’ best interests.

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The Board of Directors recommends that the stockholders ratify the selection of PricewaterhouseCoopers LLP, certified public auditors, as independent auditors to audit our accounts and those of our subsidiaries for 2009. The Audit Committee approved the selection of PricewaterhouseCoopers LLP as our independent auditors for 2009. PricewaterhouseCoopers LLP are currently our independent auditors.

The Board of Directors recommends a vote FOR this proposal.

ANNUAL REPORT AND COMPANY INFORMATION

A copy of our 2008 Annual Report to stockholders on Form 10-K is being furnished to stockholders concurrently herewith. Exhibits to the Annual Report will be furnished to stockholders upon payment of photocopying charges.

PROPOSALS BY STOCKHOLDERS

Proposals that stockholders wish to include in our proxy statement and form of proxy for presentation at our 2010 annual meeting of stockholders must be received by us at 1903 Wright Place, Suite 220, Carlsbad, California 92008, Attention of Corinne A. Maki, Secretary, no later than February 18, 2010.

Any stockholder proposal must be in accordance with the rules and regulations of the Securities and Exchange Commission. With respect to proposals submitted by a stockholder other than for inclusion in our 2010 proxy statement and related form of proxy, timely notice of any stockholder proposal must be received by us in accordance with our by-laws and our rules and regulations no later than February 18, 2010. Any proxies solicited by the Board of Directors for the 2010 annual meeting may confer discretionary authority to vote on any proposals notice of which is not timely received.

It is important that your proxy be returned promptly, whether by mail, by the Internet or by telephone. The proxy may be revoked at any time by you before it is exercised. If you attend the meeting in person, you may withdraw any proxy (including an Internet or telephonic proxy) and vote your own shares. If your shares are held in a brokerage, bank, or other institutional account, you must obtain a proxy from that entity showing that you were the record holder as of the close of business on June 4, 2009, in order to vote your shares at the meeting.

By Order of the Board of Directors.

CORINNE A. MAKI

Secretary

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ANNEX A

HOMEFED CORPORATION

AMENDED AND RESTATED 1999 STOCK INCENTIVE PLAN

I.	PURPOSES

HomeFed Corporation (the "Company") desires to afford its directors and certain of its officers, key employees and certain officers and key employees of any subsidiary corporation, parent corporation or affiliated corporation of the Company now existing or hereafter formed or acquired who are responsible for the continued growth of the Company (collectively "Eligible Persons") an opportunity to acquire a proprietary interest in the Company, and thus to create in such persons an increased interest in and a greater concern for the welfare of the Company and its subsidiaries.

The 1999 Stock Incentive Plan became effective on October 25, 1999, and was subsequently amended on July 14, 2003 and July 14, 2004 (the "1999 Plan"). This Amended and Restated 1999 Stock Incentive Plan (the "Amended and Restated Plan") is, subject to Article XXX, effective on July 14, 2009 (the "Amendment Effective Date"). Under the Amended and Restated Plan the number of shares of Company Common Stock, par value $.01 per share (the "Shares") available for issuance is 500,000 shares, of which 469,900 shares remain available for issuance on the Amendment Effective Date. The Options, Rights and Restricted Stock offered pursuant to the Amended and Restated Plan are a matter of separate inducement and are not in lieu of any salary or other compensation for the services of such persons. The Company will receive no monetary consideration for the grant of any Options and/or Rights or the issuance of any Restricted Stock.

The Company, by means of the Amended and Restated Plan, seeks to retain the services of persons now holding directorships and key positions and to secure and retain the services of persons capable of filling such positions. In addition, with respect to Restricted Stock granted during 2000 only, the Company rewarded Eligible Persons for their past service to the Company during the period from the Company's Chapter 11 bankruptcy reorganization to the date of grant.

The Options granted under the Amended and Restated Plan are intended to be either incentive stock options ("Incentive Options") within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), or options that do not meet the requirements for Incentive Options ("Non-Qualified Options"), but the Company makes no warranty as to the qualification of any Option as an Incentive Option.

II.	AMOUNT OF STOCK SUBJECT TO THE AMENDED AND RESTATED PLAN

The total number of Shares that may be purchased pursuant to the exercise of Options granted under the Amended and Restated Plan, acquired pursuant to the exercise of Rights granted under the Amended and Restated Plan or issued as Restricted Stock under the Amended and Restated Plan shall not exceed, in the aggregate, five hundred thousand (500,000) Shares, such number to be subject to adjustment in accordance with Article XVIII. As of the Amendment Effective Date, 469,900 shares remain available for issuance under the plan. Shares that are the subject of Rights and/or related Options shall be counted only once in determining whether the maximum number of Shares that may be purchased or awarded under the Amended and Restated Plan has been exceeded.

Shares which may be acquired under the Amended and Restated Plan may be either authorized but unissued Shares, Shares of issued stock held in the Company's treasury, or both, at the discretion of the Company. If and to the extent that Options and/or Rights granted under the Amended and Restated Plan expire or terminate without having been exercised or shares of Restricted Stock awarded under the Amended and Restated Plan are forfeited, the Shares covered by such expired or terminated Options or Rights or such forfeited shares of Restricted Stock may again be subject to an Option, Right or share of Restricted Stock under the Amended and Restated Plan.

Except as provided in Articles IV, X through XIII, XXVI, and XXX hereof, the Committee (as defined in Article III) may, from time to time beginning on the Amendment Effective Date, grant to certain officers and key employees and directors of the Company, or certain officers, key employees of any subsidiary corporation, parent

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corporation or affiliated corporation of the Company now existing or hereafter formed or acquired, Incentive Options, Non-Qualified Options, Rights and/or shares of Restricted Stock under the terms hereinafter set forth.

Provisions of the Amended and Restated Plan that pertain to Options, Rights or Restricted Stock granted to an Eligible Person shall apply to Options, Rights, Restricted Stock or any combination thereof.

As used in the Amended and Restated Plan, the term "parent corporation" and "subsidiary corporation" shall mean a corporation coming within the definition of such terms contained in Sections 424(e) and 424(f) of the Code, respectively. As used in this Plan, the term "affiliated corporation" shall mean any entity providing managerial, administrative, consulting or advisory services to the Company, or any parent corporation or subsidiary corporation of such affiliated corporation.

III.	ADMINISTRATION

The Amended and Restated Plan will be administered by the Board of Directors of the Company or by a committee (the "Committee") appointed by the Board of Directors of the Company from among its members that is comprised, unless otherwise determined by the Board of Directors, solely of not less than two members who shall be "Non-Employee Directors" within the meaning of Rule 16b-3(b)(3) (or any successor rule) promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act"). If the Board of Directors of the Company administers the Amended and Restated Plan rather than a committee of the Board of Directors, then all references to "Committee" in the Amended and Restated Plan shall be deemed to mean a reference to the Board of Directors of the Company.

The Committee is authorized, subject to the provisions of the Amended and Restated Plan, to establish such rules and regulations as it deems necessary for the proper administration of the Amended and Restated Plan and to make such determinations and interpretations and to take such action in connection with the Amended and Restated Plan and any benefits granted hereunder as it deems necessary or advisable. Subject to the express provisions of the Amended and Restated Plan, including, without limitation, Articles X through XIII hereof, the Committee also shall have authority to construe the Amended and Restated Plan and the Options, Rights or Restricted Stock granted thereunder, to amend the Options, Rights or Restricted Stock granted hereunder, to prescribe, amend and rescind rules and regulations relating to the Amended and Restated Plan, to determine the terms and provisions of the Options, Rights and Restricted Stock (none of which need be identical) and to make all other determinations necessary or advisable for administering the Amended and Restated Plan.

The Committee also shall have the authority to require, in its discretion, as a condition of the granting of any such Option or Right, that the employee agree (a) not to sell or otherwise dispose of Shares acquired pursuant to the exercise of such Option or Right for a period of six (6) months following the date of the acquisition of such Option or Right and (b) that in the event of termination of employment of such employee, other than as a result of dismissal without cause, such employee will not, for a period to be fixed at the time of the grant of the Option or Right, enter into any other employment or participate directly or indirectly in any other business or enterprise which is competitive with the business of the Company or any subsidiary corporation or parent corporation of the Company, or enter into any employment in which such employee will be called upon to utilize special knowledge obtained through employment with the Company or any subsidiary corporation or parent corporation thereof.

All determinations and interpretations made by the Committee shall be binding and conclusive on all participants and their legal representatives. No member of the Committee and no employee of the Company shall be liable for any act or failure to act hereunder, except in circumstances involving his or her bad faith, gross negligence or willful misconduct, or for any act or failure to act hereunder by any other member or employee or by any agent to whom duties in connection with the administration of this Amended and Restated Plan have been delegated. The Company shall indemnify members of the Committee and any agent of the Committee who is an employee of the Company, a subsidiary or an affiliate against any and all liabilities or expenses to which they may be subjected by reason of any act or failure to act with respect to their duties on behalf of the Amended and Restated Plan, except in circumstances involving such person's bad faith, gross negligence or willful misconduct.

The Committee may delegate to one or more of its members, or to one or more agents, such administrative duties as it may deem advisable, and the Committee, or any person to whom it has delegated duties as aforesaid, may employ one or more persons to render advice with respect to any responsibility the Committee or such person may have under the Amended and Restated Plan. The Committee may employ such legal or other counsel,

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consultants and agents as it may deem desirable for the administration of the Amended and Restated Plan and may rely upon any opinion or computation received from any such counsel, consultant or agent. Expenses incurred by the Committee in the engagement of such counsel, consultant or agent shall be paid by the Company, or the subsidiary or affiliate whose employees have benefited from the Amended and Restated Plan, as determined by the Committee.

IV.	ELIGIBILITY

Incentive Options may be granted only to salaried key employees of the Company or any subsidiary corporation or parent corporation of the Company now existing or hereafter formed or acquired, except as hereinafter provided. Non-Qualified Options, Rights may be granted to officers or key employees of the Company or any subsidiary corporation, parent corporation or affiliated corporation, provided, however, that only those employees of an affiliated corporation who provide or have provided service to the Company and who are responsible for the continued growth of the Company are eligible to receive grants of Options or Rights under the Amended and Restated Plan. Non-Qualified Options may be granted to directors of the Company (including former officers or key employees), solely in their capacity as directors ("Director Participants"), but only pursuant to and in accordance with the provisions of Articles X through XIII hereof. Restricted Stock may be awarded to persons now serving as directors of the Company or employed as officers or key employees of the Company or any subsidiary corporation, parent corporation or affiliated corporation, provided, however, that only those employees of an affiliated corporation who provide or have provided service to the Company and who are responsible for the continued growth of the Company are eligible to receive grants of Restricted Stock under the Amended and Restated Plan.

The Amended and Restated Plan does not create a right in any person to participate in the Amended and Restated Plan, nor does it create a right in any person to have any Options, Rights or Restricted Stock granted to him or her.

The aggregate number of Shares with respect to which Options, Rights or shares of Restricted Stock may be granted under the Amended and Restated Plan to any grantee in any one taxable year is 30,000.

Notwithstanding any other provision of this Amended and Restated Plan, if the grant of an Option or Right would cause any person (whether the grantee or any other person) to become a "5 percent stockholder" of the Company within the meaning of Section 382 of the Code and the regulations promulgated thereunder as a result of the grant of the Option or Right to the grantee, such grant shall only be effective to acquire the number of Shares (or, in the case of a Right, Shares and/or cash) of the Company as could be acquired without causing such person to become a "5 percent stockholder," and if the exercise of an Option or Right would cause any person (whether the grantee or any other person) to become a "5 percent stockholder" of the Company as a result of the exercise of such Option or Right, such exercise shall be effective only for the number of Shares (or, in the case of a Right, Shares and/or cash) that such grantee can acquire without causing such person to become a "5 percent stockholder" and the issuance of any Shares (or, in the case of a Right, any Shares and/or cash) in excess of such amount shall be null and void. Furthermore, notwithstanding any other provision of this Plan, if the grant of (i) Restricted Stock, (ii) the lapse or termination of the Restricted Period and/or (iii) the filing by a grantee of an election under Section 83(b) of the Code with respect to such Restricted Stock (hereinafter (ii) and (iii) are referred to collectively as "vesting") would cause any person (whether the grantee or any other person) to become a "5 percent stockholder" of the Company within the meaning of Section 382 of the Code and the regulations promulgated thereunder as a result of such grant and/or vesting of the Restricted Stock, such grant of Restricted Stock shall only be effective as to the number of shares of the Company as could be acquired without causing such person to become a "5 percent stockholder." Upon the (i) grant or exercise of an Option or Right or (ii) upon the grant or vesting of Restricted Stock, the Committee may, at the Committee's discretion, request that the grantee submit any appropriate certifications or affidavits to satisfy the Committee that such grant, exercise, and/or vesting will not cause any person to become a "5 percent stockholder" of the Company as a result of such grant, exercise, and/or vesting.

V.	OPTION PRICE AND PAYMENT

The price for each Share purchasable under any Option granted hereunder shall be such amount as the Committee may determine; provided, however, that the exercise price of an Incentive Option shall not be less than one hundred percent (100%) of the Fair Market Value (as defined below) of the Shares on the date the Option is granted; provided, further, that in the case of an Incentive Option granted to a person who, at the time such Option is granted, owns shares of the Company or any subsidiary corporation or parent corporation of the Company possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or of any subsidiary corporation

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or parent corporation of the Company, the purchase price for each Share shall not be less than one hundred ten percent (110%) of the Fair Market Value per Share at the date the Option is granted. In determining the stock ownership of an employee for any purpose under the Amended and Restated Plan, the rules of Section 424(d) of the Code shall be applied, and the Committee may rely on representations of fact made to it by the employee and believed by it to be true.

Except as set forth in Article XVIII, for purposes of this Amended and Restated Plan and any Options, Rights and/or Restricted Stock awarded hereunder, Fair Market Value shall be the closing price of the Shares on the date of calculation (or on the last preceding trading date if Shares were not traded on such date) if the Shares are readily tradable on a national securities exchange or other market system, and if the Shares are not readily tradable, Fair Market Value shall mean the amount determined in good faith by the Committee as the fair market value of the Shares of the Company.

Upon the exercise of an Option granted hereunder, the Company shall cause the purchased Shares to be issued only when it shall have received the full purchase price for the Shares in cash; provided, however, that in lieu of cash, the holder of an Option may, if the terms of such Option so provide and to the extent permitted by applicable law, exercise an Option (a) in whole or in part, by delivering to the Company Shares (in proper form for transfer and accompanied by all requisite stock transfer tax stamps or cash in lieu thereof) owned by such holder having a Fair Market Value equal to the cash exercise price applicable to that portion of the Option being exercised by the delivery of such Shares, the Fair Market Value of the Shares so delivered to be determined as of the date immediately preceding the date on which the Option is exercised, or as may be required in order to comply with or to conform to the requirements of any applicable laws or regulations, or (b) in part, by delivering to the Company an executed promissory note on such terms and conditions as the Committee shall determine, at the time of grant, in its sole discretion; provided, however, that (i) the principal amount of such note shall not exceed ninety percent (90%) (or such lesser percentage as would be permitted by applicable margin regulations) of the aggregate purchase price of the Shares then being purchased pursuant to the exercise of such Option and (ii) payment for Shares with a promissory note is permissible under applicable law. The Committee may prescribe any other method of paying the exercise price that it determines to be consistent with applicable law and the purpose of the Amended and Restated Plan.

VI.	TERMS OF OPTIONS AND LIMITATIONS ON THE RIGHT OF EXERCISE

Any Option granted hereunder shall be exercisable at such times, in such amounts and during such period or periods as the Committee shall determine at the date of the grant of such Option; provided, however, that an Incentive Option shall not be exercisable after the expiration of ten (10) years from the date such Option is granted; provided, further, that in the case of an Incentive Option granted to a person who, at the time such Incentive Option is granted, owns stock of the Company or any subsidiary corporation or parent corporation of the Company possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or of any subsidiary corporation or parent corporation of the Company, such Incentive Option shall not be exercisable after the expiration of five (5) years from the date such Incentive Option is granted.

Each Option shall be subject to such additional terms and conditions as may from time to time be prescribed by the Committee (which terms and conditions may be subsequently waived by the Committee), subject to the limitations contained in the Amended and Restated Plan. The Committee shall have the right to accelerate, in whole or in part, from time to time, conditionally or unconditionally, rights to exercise any Option granted hereunder.

To the extent that an Option is not exercised within the period of exercisability specified therein, it shall expire as to the then unexercised part.

Except to the extent otherwise provided under the Code, to the extent that the aggregate Fair Market Value of stock for which Incentive Options (under all stock option plans of the Company and of any parent corporation or subsidiary corporation of the Company) are exercisable for the first time by an employee during any calendar year exceeds one hundred thousand dollars ($100,000), such Options shall be treated as Non-Qualified Options. For purposes of this limitation, (a) the Fair Market Value of stock is determined as of the time the Option is granted and (b) the limitation will be applied by taking into account Options in the order in which they were granted.

In no event shall an Option granted hereunder be exercised for a fraction of a Share.

A person entitled to receive Shares upon the exercise of an Option shall not have the rights of a stockholder with respect to such Shares until the date of issuance of a stock certificate in accordance with applicable law to

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him for such Shares; provided, however, that until such stock certificate is issued, any holder of an Option using previously acquired Shares in payment of an option exercise price shall continue to have the rights of a stockholder with respect to such previously acquired Shares.

VII.	STOCK APPRECIATION RIGHTS

At the discretion of the Committee, a Right may be granted (a) alone, (b) simultaneously with the grant of an Option (either Incentive or Non-Qualified) and in conjunction therewith or in the alternative thereto or (c) subsequent to the grant of a Non-Qualified Option and in conjunction therewith or in the alternative thereto.

The exercise price of a Right granted alone shall be determined by the Committee but shall not be less than one hundred percent (100%) of the Fair Market Value of one Share on the date of grant of such Right. A Right granted simultaneously with or subsequent to the grant of an Option and in conjunction therewith or in the alternative thereto shall have the same exercise price as the related Option, shall be transferable only upon the same terms and conditions as the related Option, and shall be exercisable only to the same extent as the related Option; provided, however, that a Right, by its terms, shall be exercisable only when the Fair Market Value of the Shares subject to the Right and related Option exceeds the exercise price thereof.

Upon exercise of a Right granted simultaneously with or subsequent to an Option and in the alternative thereto, the number of Shares for which the related Option shall be exercisable shall be reduced by the number of Shares for which the Right shall have been exercised. The number of Shares for which a Right shall be exercisable shall be reduced upon any exercise of a related Option by the number of Shares for which such Option shall have been exercised.

Any Right shall be exercisable upon such additional terms and conditions as may from time to time be prescribed by the Committee.

A Right shall entitle the holder upon exercise thereof to receive from the Company, upon a written request filed with the Secretary of the Company at its principal offices (the "Request"), a number of Shares (with or without restrictions as to substantial risk of forfeiture and transferability, as determined by the Committee in its sole discretion), an amount of cash, or any combination of Shares and cash, as specified in the Request (but subject to the approval of the Committee, in its sole discretion, at any time up to and including the time of payment, as to the making of any cash payment), having an aggregate Fair Market Value equal to the product of (a) the excess of the Fair Market Value, on the day of such Request, of one Share over the exercise price per Share specified in such Right or its related Option, multiplied by (b) the number of Shares for which such Right shall be exercised; provided, however, that the Committee, in its discretion, may impose a maximum limitation on the amount of cash, the Fair Market Value of Shares, or a combination thereof, which may be received by a holder upon exercise of a Right.

Any election by a holder of a Right to receive cash in full or partial settlement of such Right, and any exercise of such Right for cash, may be made only by a Request filed with the Corporate Secretary of the Company during the period beginning on the third business day following the date of release for publication by the Company of quarterly or annual summary statements of earnings and ending on the twelfth business day following such date. Within thirty (30) days after the receipt by the Company of a Request to receive cash in full or partial settlement of a Right or to exercise such Right for cash, the Committee shall, in its sole discretion, either consent to or disapprove, in whole or in part, such Request.

If the Committee disapproves in whole or in part any election by a holder to receive cash in full or partial settlement of a Right or to exercise such Right for cash, such disapproval shall not affect such holder's right to exercise such Right at a later date, to the extent that such Right shall be otherwise exercisable, or to elect the form of payment at a later date, provided that an election to receive cash upon such later exercise shall be subject to the approval of the Committee. Additionally, such disapproval shall not affect such holder's right to exercise any related Option or Options granted to such holder under the Amended and Restated Plan.

A holder of a Right shall not be entitled to request or receive cash in full or partial payment of such Right during the first six (6) months of its term; provided, however, that such prohibition shall not apply if the holder of such Right is not subject to the reporting requirements of Section 16(a) of the Exchange Act.

For all purposes of this Article VII, the fair market value of Shares shall be determined in accordance with the principles set forth in Article V hereof.

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VIII.	TERMINATION OF EMPLOYMENT

Upon termination of employment of any employee with the Company and all subsidiary corporations and parent corporations of the Company, any Option or Right previously granted to the employee, unless otherwise specified by the Committee in the Option or Right, shall, to the extent not theretofore exercised, terminate and become null and void; provided, however, that:

(a) if the employee shall die while in the employ of such corporation or during either the three (3) month or one (1) year period, whichever is applicable, specified in clause (b) below and at a time when such employee was entitled to exercise an Option or Right as herein provided, the legal representative of such employee, or such person who acquired such Option or Right by bequest or inheritance or by reason of the death of the employee, may, not later than one (1) year from the date of death, exercise such Option or Right, to the extent not theretofore exercised, in respect of any or all of such number of Shares as specified by the Committee in such Option or Right; and

(b) if the employment of any employee to whom such Option or Right shall have been granted shall terminate by reason of the employee's retirement (at such age or upon such conditions as shall be specified by the Committee), disability (as described in Section 22(e)(3) of the Code) or dismissal by the employer other than for cause (as defined below), and while such employee is entitled to exercise such Option or Right as herein provided, such employee shall have the right to exercise such Option or Right so granted in respect of any or all of such number of Shares as specified by the Committee in such Option or Right, at any time up to and including (i) three (3) months after the date of such termination of employment in the case of termination by reason of retirement or dismissal other than for cause, and (ii) one (1) year after the date of termination of employment in the case of termination by reason of disability.

In no event, however, shall any person be entitled to exercise any Option or Right after the expiration of the period of exercisability of such Option or Right, as specified therein.

If an employee voluntarily terminates his or her employment, or is discharged for cause, any Option or Right granted hereunder shall, unless otherwise specified by the Committee, forthwith terminate with respect to any unexercised portion thereof.

If an Option or Right granted hereunder shall be exercised by the legal representative of a deceased grantee or by a person who acquired an Option or Right granted hereunder by bequest or inheritance or by reason of the death of any employee or former employee, written notice of such exercise shall be accompanied by a certified copy of letters testamentary or equivalent proof of the right of such legal representative or other person to exercise such Option or Right.

For the purposes of the Amended and Restated Plan, the term "for cause" shall mean (a) with respect to an employee who is a party to a written employment agreement with, or, alternatively, participates in a compensation or benefit plan of the Company or a subsidiary corporation or parent corporation of the Company, which agreement or plan contains a definition of "for cause" or "cause" (or words of like import) for purposes of termination of employment thereunder by the Company or such subsidiary corporation or parent corporation of the Company, "for cause" or "cause" as defined therein; or (b) in all other cases, as determined by the Committee or the Board of Directors, in its sole discretion, (i) the willful commission by an employee of an act that causes or may cause substantial damage to the Company or a subsidiary corporation or parent corporation of the Company; (ii) the commission by an employee of an act of fraud in the performance of such employee's duties on behalf of the Company or a subsidiary corporation or parent corporation of the Company; (iii) conviction of the employee for commission of a felony in connection with the performance of his duties on behalf of the Company or a subsidiary corporation or parent corporation of the Company, or (iv) the continuing failure of an employee to perform the duties of such employee to the Company or a subsidiary corporation or parent corporation of the Company after written notice thereof and a reasonable opportunity to be heard and cure such failure are given to the employee by the Committee.

For the purposes of the Amended and Restated Plan, an employment relationship shall be deemed to exist between an individual and a corporation if, at the time of the determination, the individual was an "employee" of such corporation for purposes of Section 422(a) of the Code. If an individual is on leave of absence taken with the consent of the corporation by which such individual was employed, or is on active military service, and is determined to be an "employee" for purposes of the exercise of an Option or Right, such individual shall not be entitled to exercise such Option or Right during such period and while the employment is treated as continuing intact unless (a) such individual shall have

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obtained the prior written consent of such corporation, which consent shall be signed by the chairman of the board of directors, the president, a senior vice-president or other duly authorized officer of such corporation or (b) such exercise is otherwise authorized by the Committee.

A termination of employment shall not be deemed to occur by reason of (i) the transfer of an employee from employment by the Company to employment by a subsidiary corporation or a parent corporation of the Company, (ii) the transfer of an employee from employment by a subsidiary corporation or a parent corporation of the Company to employment by the Company or by another subsidiary corporation or parent corporation of the Company, or (iii) the transfer of an employee from employment by the Company or any subsidiary corporation or parent corporation of the Company to employment by any affiliated corporation, provided that such employee continues to provide services to the Company.

In the event of the complete liquidation or dissolution of a subsidiary corporation, or if ownership of 50% or more of such corporation ceases to be held by the Company or another subsidiary corporation, any unexercised Options or Rights theretofore granted to any person employed by such subsidiary corporation will be deemed cancelled unless such person is employed by the Company or by any parent corporation or another subsidiary corporation after the occurrence of such event. If an Option or Right is to be cancelled pursuant to the provisions of the previous sentence, notice of such cancellation will be given to each employee holding unexercised Options, and, subject to Article IV, such holder will have the right to exercise such Options or Rights in full (without regard to any limitation set forth or imposed pursuant to Article VI) during the thirty (30) day period following notice of such cancellation.

IX.	EXERCISE OF OPTIONS

Options granted under the Amended and Restated Plan shall be exercised by the optionee as to all or part of the Shares covered thereby by the giving of written notice of the exercise thereof to the Corporate Secretary of the Company at the principal business office of the Company, specifying the number of Shares to be purchased and accompanied by payment of the purchase price. Subject to the terms of Articles XX through XXIII hereof, the Company shall cause certificates for the Shares so purchased to be delivered at the principal business office of the Company, against payment of the full purchase price, on the date specified in the notice of exercise.

X.	STOCK OPTION GRANTS TO DIRECTOR PARTICIPANTS

Subject to the terms and conditions of Articles X through XIII hereof, commencing with the Annual Meeting of Stockholders of the Company held in 2000, each Director Participant shall automatically be granted a grant of Non-Qualified Option to purchase 1,000 Shares on the date on which the annual meeting of the Company's stockholders (including any adjournments thereof) is held in each year. The purchase price of the Shares covered by the Non-Qualified Options granted pursuant to this Article X shall be the Fair Market Value of such Shares on the date of grant.

XI.	DIRECTOR PARTICIPANT'S EXERCISE OF OPTIONS

A Non-Qualified Option granted to any Director Participant of the Company shall not be exercisable for the twelve-month period immediately following the grant of such Non-Qualified Option. Thereafter, the Non-Qualified Option shall be exercisable for the period ending five years from the date of grant of such Non-Qualified Option, except to the extent such exercise is further limited or restricted pursuant to the provisions hereof.

If, in any year of the Non-Qualified Option, such Non-Qualified Option shall not be exercised for the total number of Shares available for purchase during that year, the Non-Qualified Option shall not thereby terminate as to such unexercised portion, but shall be cumulative. As used herein, the term "year of the Non-Qualified Option" shall mean a one (1) year period commencing with the date of, or the anniversary of the date of, the granting of such Non-Qualified Option.

XII.	DIRECTOR PARTICIPANT'S TERMINATION

If a Director Participant's service as a director of the Company is terminated, any Non-Qualified Option previously granted to such Director Participant shall, to the extent not theretofore exercised, terminate and become null and void; provided, however, that:

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(a) if a Director Participant holding an outstanding Non-Qualified Option dies, such Non-Qualified Option shall, to the extent not theretofore exercised, remain exercisable for one (1) year after such Director Participant's death, by such Director Participant's legatee, distributee, guardian or legal or personal representative; and

(b) if the service of a Director Participant to whom such Non-Qualified Option shall have been granted shall terminate by reason of (i) such Director Participant's disability (as described in Section 22(e)(3) of the Code), (ii) voluntary retirement from service as a director of the Company, or (iii) failure of the Company to retain or nominate for re-election such Director Participant who is otherwise eligible, unless due to any act of (A) fraud or intentional misrepresentation, or (B) embezzlement, misappropriation or conversion of assets or opportunities of the Company or any direct or indirect subsidiary of the Company, while such Director Participant is entitled to exercise such Non-Qualified Option as herein provided, such Director Participant shall have the right to exercise such Non-Qualified Option so granted in respect of any or all of such number of Shares subject to such Non-Qualified Option at any time up to and including (X) three (3) years after the date of such termination of service in the case of termination by reason of voluntary retirement or failure of the Company to retain or nominate for re-election such Director Participant who is otherwise eligible, unless due to any act of (1) fraud or intentional misrepresentation, or (2) embezzlement, misappropriation or conversion of assets or opportunities of the Company or any direct or indirect subsidiary of the Company, and (Y) three (3) years after the date of termination of service in the case of termination by reason of disability; and

(c) if the Director Participant shall die during either of the three (3) year periods, whichever is applicable, specified in clause (b) above and at a time when such Director Participant was entitled to exercise a Non-Qualified Option as herein provided, the legal representative of such Director Participant, or such person who acquired such Non-Qualified Option by bequest or inheritance or by reason of the death of the Director Participant may, not later than one (1) year from the date of death, exercise such Non-Qualified Option, to the extent not theretofore exercised, in respect of any or all of such number of Shares subject to such Non-Qualified Option.

In no event, however, shall a Director Participant be entitled to exercise any Option after the expiration of the period of exercisability of such Option, as specified therein.

XIII.	DIRECTOR PARTICIPANT'S ELIGIBILITY FOR OTHER GRANTS

Any Director Participant eligible to receive an Option pursuant to Article X hereof shall also be eligible to receive any other grant or award under any other Article of this Plan.

XIV. TERMINATION OF SERVICE TO THE COMPANY OF AN AFFILIATED PARTICIPANT

If an Affiliated Participant's service to the Company is terminated, any Non-Qualified Option and/or Right previously granted to such Affiliated Participant, unless otherwise specified by the Committee, shall to the extent not theretofore exercised, terminate and become null and void; provided, however that:

(a) if the Affiliated Participant shall die while in the service of the Company, any parent corporation, subsidiary corporation or affiliated corporation or during either the three (3) month or one (1) year period, whichever is applicable, specified in clause (b) below and at a time when such Affiliated Participant was entitled to exercise an Option or Right as herein provided, the legal representative of such Affiliated Participant, or such person who acquired such Option or Right by bequest or inheritance or by reason of the death of the Affiliated Participant, may, not later than one (1) year from the date of death, exercise such Option or Right, to the extent not theretofore exercised, in respect of any or all of such number of Shares as specified by the Committee in such Option or Right; and

(b) if the service of any Affiliated Participant to whom such Option or Right shall have been granted shall terminate by reason of the Affiliated Participant's retirement (at such age or upon such conditions as shall be specified by his or her Committee), disability (as described in Section 22(e)(3) of the Code) or dismissal by the employer other than for cause (as defined below), and while such Affiliated Participant is entitled to exercise such Option or Right as herein provided, such Affiliated Participant shall have the right to exercise such Option or Right so granted in respect of any or all of such number of Shares as specified by the Committee in such Option or Right, at any time up to and including (i) three (3) months after the date of such termination of employment in the case of termination by reason of retirement or dismissal other than for cause, and (ii) one (1) year after the date of termination of employment in the case of termination by reason of disability.

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In no event, however, shall any person be entitled to exercise any Option or Right after the expiration of the period of exercisability of such Option or Right, as specified therein.

If an Affiliated Participant voluntarily terminates his or her service to the Company and all parent corporations, subsidiary corporations and affiliated corporations or such service is terminated for cause, any Option or Right granted hereunder shall, unless otherwise specified by the Committee, forthwith terminate with respect to any unexercised portion thereof.

If an Option or Right granted hereunder shall be exercised by the legal representative of a deceased grantee or by a person who acquired an Option or Right granted hereunder by bequest or inheritance or by reason of the death of any Affiliated Participant or former Affiliated Participant, written notice of such exercise shall be accompanied by a certified copy of letters testamentary or equivalent proof of the right of such legal representative or other person to exercise such Option or Right.

For the purposes of the Amended and Restated Plan, the term "for cause" shall mean (a) with respect to an employee who is a party to a written employment agreement with, or, alternatively, participates in a compensation or benefit plan of an affiliated corporation of the Company, which agreement or plan contains a definition of "for cause" or "cause" (or words of like import) for purposes of termination of employment thereunder by such an affiliated corporation of the Company, "for cause" or "cause" as defined therein; or (b) in all other cases, as determined by the Committee or the Board of Directors, in its sole discretion, (i) the willful commission by an Affiliated Participant of an act that causes or may cause substantial damage to the Company or a subsidiary corporation, parent corporation or affiliated corporation of the Company; (ii) the commission by an Affiliated Participant of an act of fraud in the performance of such Affiliated Participant's duties on behalf of the Company or a subsidiary corporation, parent corporation or affiliated corporation of the Company; (iii) conviction of the Affiliated Participant for commission of a felony in connection with the performance of his duties on behalf of the Company or a subsidiary corporation, parent corporation or affiliated corporation of the Company, or (iv) the continuing failure of an Affiliated Participant to perform the duties of such Affiliated Participant to the Company or a subsidiary corporation, parent corporation or affiliated corporation of the Company after written notice thereof and a reasonable opportunity to be heard and cure such failure are given to the Affiliated Participant by the Committee.

For purposes of the Amended and Restated Plan, an "Affiliated Participant" is a grantee who is neither an "employee" of the Company or any subsidiary corporation or parent corporation of the Company for purposes of the Amended and Restated Plan nor a director of the Company.

A termination of services shall not be deemed to have occurred by reason of the transfer of an Affiliated Person from employment by an affiliated company to employment by the Company or any subsidiary or parent corporation of the Company.

XV.	RESTRICTED STOCK

Subject to the express provisions of the Amended and Restated Plan, the Committee shall determine to whom Restricted Stock shall be granted, the number of Shares subject to each grant of Restricted Stock and the date of any grant of Restricted Stock.

Shares of Restricted Stock shall be forfeited and revert to the Company upon the grantee's termination of service to the Company determined in accordance with the provisions of Articles VIII, XII, and XIV of the Amended and Restated Plan for any reason other than death or permanent disability, according to the following schedule:

Termination Prior To --------------------	Percentage Forfeited --------------------
First anniversary of award date	100%
Second anniversary of award date	50%
Third anniversary of award date	25%

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Shares of Restricted Stock shall not be forfeited as a result of the grantee's death or his or her termination of service to the Company by reason of permanent disability, as determined by the Committee. The Committee may require medical evidence of permanent disability, including medical examinations by physicians selected by it. The Committee shall have the authority to waive forfeiture for any other reason in its discretion.

The period during which any Restricted Stock is subject to forfeiture is the "Restricted Period" with respect to such shares of Restricted Stock. During the Restricted Period, the grantee shall not be permitted to sell, transfer, pledge or assign the shares of Restricted Stock. Stock certificates for Restricted Stock shall be issued upon grant of the Restricted Stock and registered in the name of the grantee, but shall be appropriately legended and returned to the Company by the grantee, together with a stock power, endorsed in blank by the grantee. The grantee shall be entitled to vote shares of Restricted Stock and shall be entitled to all dividends paid thereon, except that dividends paid in the Company's stock shall also be subject to the same restrictions.

Restricted Stock shall become free of the foregoing restrictions upon the expiration of the Restricted Period (or otherwise in accordance with the terms of the Amended and Restated Plan) and the Company shall deliver new certificates with the restrictive legend deleted evidencing such stock.

Restricted Stock will also be subject to such other restrictions as the Committee shall determine at the time of the grant.

XVI.	USE OF PROCEEDS

The cash proceeds of the sale of Shares subject to the Options granted hereunder are to be added to the general funds of the Company and used for its general corporate purposes as the Board of Directors shall determine.

XVII.	NON-TRANSFERABILITY OF OPTIONS AND STOCK APPRECIATION RIGHTS

Neither an Option nor a Right granted hereunder shall be transferable, whether by operation of law or otherwise, other than by will or the laws of descent and distribution, and any Option or Right granted hereunder shall be exercisable, during the lifetime of the holder, only by such holder. Except to the extent provided above, Options and Rights may not be assigned, transferred, pledged, hypothecated or disposed of in any way (whether by operation of law or otherwise) and shall not be subject to execution, attachment or similar process. Notwithstanding the foregoing, at the discretion of the Committee, an award of an Option (other than an Incentive Option) and/or a Right may permit the transferability of such Option and/or Right by a participant solely to the participant's spouse, siblings, parents, children and grandchildren or trusts for the benefit of such persons or partnerships, corporations, limited liability companies or other entities owned solely by such persons, including trusts for such persons, subject to any restriction included in the award of the Option and/or Right.

XVIII. ADJUSTMENT PROVISIONS; EFFECT OF CERTAIN TRANSACTIONS

(a) If there shall be any change in the Shares of the Company, through merger, consolidation, reorganization, recapitalization, stock dividend, stock split, reverse stock split, split up, spin-off, combination of shares, exchange of shares, dividend in kind or other like change in capital structure or distribution to stockholders of the Company (other than normal cash dividends), in order to prevent dilution or enlargement of participants' rights under the Amended and Restated Plan, the Committee shall adjust, in an equitable manner, the number and kind of shares that may be issued under the Amended and Restated Plan, the number and kind of shares subject to outstanding Options and Rights, the consideration to be received upon exercise of Options or in respect of Rights, the exercise price applicable to outstanding Options and Rights, and/or the fair market value of the Shares and other value determinations applicable to outstanding Options and Rights. Appropriate adjustments may also be made by the Committee in the terms of any Options and Rights under the Amended and Restated Plan to reflect such changes or distributions and to modify any other terms of outstanding Options and Rights on an equitable basis. In addition, the Committee is authorized to make adjustments to the terms and conditions of, and the criteria included in, Options and Rights in recognition of unusual or nonrecurring events affecting the Company or the financial statements of the Company, or in response to changes in applicable laws, regulations, or accounting principles.

(b) Subject to the provisions of Article IV, but notwithstanding any other provision of this Plan, if there is an Extraordinary Event with respect to the Company, all then outstanding Options and Rights that have not vested or

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become exercisable at the time of such Extraordinary Event shall immediately vest and become exercisable and all restrictions on outstanding Restricted Stock shall immediately terminate. For purposes of this Article XVIII(b), an "Extraordinary Event" with respect to the Company shall be deemed to have occurred upon any of the following events:

(i) A change in control of the direction and administration of the Company's business of a nature that would be required to be reported in response to Item 6(e) of Schedule 14A (or any successor rule or regulation) of Regulation 14A promulgated under the Exchange Act whether or not the Company is then subject to such reporting requirement; or

(ii) The Company's Board of Directors shall approve a sale of all or substantially all of the assets of the Company, a partial liquidation of the Company under Section 302(b)(4) of the Code or other extraordinary corporate contraction or distribution or other extraordinary transaction that is determined by the Board of Directors to be appropriate and in the best interests of the Company and which by its terms precludes the existence of Company securities convertible into Shares; or

(iii) The Company's Board of Directors shall approve any merger, consolidation, or like business combination or reorganization of the Company, the consummation of which would result in the occurrence of any event described in Article XVIII(b)(i) or (ii) above.

Notwithstanding the foregoing, (A) any spin-off of a division or subsidiary of the Company to its stockholders and (B) any event listed in (i) through (iii) above that the Board of Directors determines not to be an Extraordinary Event with respect to the Company, shall not constitute an Extraordinary Event with respect to the Company.

The Committee, in its discretion, may determine that, upon the occurrence of an Extraordinary Event with respect to the Company, each Option and Right outstanding hereunder shall terminate within a specified number of days after notice to the holder, and, subject to the provisions of Article IV, such holder shall receive with respect to each Share that is subject to an Option or a Right (assuming no exercise) an amount equal to the excess of the "fair market value" of such Share over the exercise price per share of such Option or Right (as the case may be); such amount to be payable in cash, in one or more kinds of property (including the property, if any, payable in the transaction, if any) or in a combination thereof, as the Committee, in its discretion, shall determine. For purposes of this provision, the "fair market value" of the Shares shall be determined by the Board of Directors in good faith and shall be not less than the Fair Market Value determined in accordance with Article V as of the date of the occurrence of the Extraordinary Event. The provisions contained in the preceding sentence shall be inapplicable to an Option or Right granted within six (6) months before the occurrence of an Extraordinary Event if the holder of such Option or Right is subject to the reporting requirements of Section 16(a) of the Exchange Act and no exception from liability under Section 16(b) of the Exchange Act is otherwise available to such holder.

XIX.	RIGHT TO TERMINATE EMPLOYMENT

The Amended and Restated Plan shall not impose any obligation on the Company or on any subsidiary corporation or parent corporation or affiliated corporation thereof to continue the employment or directorship of any holder of an Option, Right or Restricted Stock and it shall not impose any obligation on the part of any holder of an Option, Right or Restricted Stock to remain in the employ of the Company or of any subsidiary corporation or parent corporation or affiliated corporation thereof. Termination of service of a Director Participant shall be governed by the provisions of Article XII hereof and termination of service of an Affiliated Participant shall be governed by the provisions of Article XIV hereof.

XX.	PURCHASE FOR INVESTMENT

Except as hereinafter provided, the Committee may require the holder of any Option, Right or Restricted Stock granted hereunder, as a condition of exercise of such Option or Right or grant of Restricted Stock, to execute and deliver to the Company a written statement, in form satisfactory to the Committee, in which such holder represents and warrants that such holder is acquiring the shares of Restricted Stock or purchasing or acquiring the Shares pursuant to any Option or Right for such holder's own account, for investment only and not with a view to the resale or distribution thereof, and agrees that any subsequent resale or distribution of any Shares acquired under the Amended and Restated Plan shall be made only pursuant to either (i) a Registration Statement on an appropriate form under the Securities Act of 1933, as amended (the "Securities Act"), which Registration Statement has become effective and is current with regard to the Shares

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being sold, or (ii) a specific exemption from the registration requirements of the Securities Act, but in claiming such exemption the holder shall, prior to any offer of sale or sale of such Shares, obtain a prior favorable written opinion of counsel, in form and substance satisfactory to counsel for the Company, as to the application of such exemption thereto. The foregoing restriction shall not apply to (x) issuances by the Company so long as the Shares being issued are registered under the Securities Act and a prospectus in respect thereof is current or (y) reofferings of Shares by affiliates of the Company (as defined in Rule 405 or any successor rule or regulation promulgated under the Securities Act) if the Shares being reoffered are registered under the Securities Act and a prospectus in respect thereof is current.

Nothing herein shall be construed as requiring the Company to register Shares subject to any Option, Right or Restricted Stock under the Securities Act. In addition, if at any time the Committee shall determine that the listing or qualification of the Shares subject to such Option, Right or Restricted Stock on any securities exchange or under any applicable law, or the consent or approval of any governmental regulatory body, is necessary or desirable as a condition of, or in connection with, the granting of an Option or Right, or the issuance of Shares thereunder, such Option or Right may not be exercised in whole or in part unless such listing, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Committee.

XXI.	ISSUANCE OF STOCK CERTIFICATES; LEGENDS; PAYMENT OF EXPENSES

Upon any exercise of an Option or Right which may be granted hereunder and, in the case of an Option, payment of the purchase price, a certificate or certificates for the Shares shall be issued by the Company in the name of the person exercising the Option or Right and shall be delivered to or upon the order of such person. Any shares of Restricted Stock shall be issued in the name of the grantee and shall bear a legend indicating that it is subject to the restrictions contained in the Amended and Restated Plan, in addition to any other legends or instructions that the Committee shall deem appropriate.

The Company may endorse such legend or legends upon the certificates for Shares issued pursuant to the Amended and Restated Plan and may issue such "stop transfer" instructions to its transfer agent in respect of such Shares as the Committee, in its discretion, determines to be necessary or appropriate to (a) prevent a violation of, or to perfect an exemption from, the registration requirements of the Securities Act, (b) implement the provisions of the Amended and Restated Plan and any agreement between the Company and the optionee or grantee with respect to such Shares, or (c) permit the Company to determine the occurrence of a disqualifying disposition, as described in Section 421(b) of the Code, of Shares transferred upon exercise of an Incentive Option granted under the Amended and Restated Plan.

The Company shall pay all issue or transfer taxes with respect to the issuance or transfer of Shares to the grantee, as well as all fees and expenses necessarily incurred by the Company in connection with such issuance or transfer, except fees and expenses which may be necessitated by the filing or amending of a Registration Statement under the Securities Act, which fees and expenses shall be borne by the recipient of the Shares unless such Registration Statement has been filed by the Company for its own corporate purposes (and the Company so states) in which event the recipient of the Shares shall bear only such fees and expenses as are attributable solely to the inclusion of the Shares he or she receives in the Registration Statement.

All Shares issued as provided herein shall be fully paid and nonassessable to the extent permitted by law.

XXII.	WITHHOLDING TAXES

All benefits granted pursuant to this Stock Incentive Plan shall be net of any amounts required to be withheld pursuant to any government withholding requirements. The Company may require a holder of a Right or Nonqualified Option granted hereunder who exercises the Right, or a holder of an Incentive Option who disposes of Shares acquired pursuant to the exercise of the Incentive Option in a disqualifying disposition (within the meaning of Section 421(b) of the Code), to reimburse the Company (or its parent or subsidiary) for any taxes required by any government to be withheld or otherwise deducted and paid by such corporation in respect of the issuance or disposition of such Shares. The Company may require an individual receiving a grant of Restricted Stock to reimburse the Company (or its parent or subsidiary) for any taxes required by any government to be withheld or otherwise deducted and paid by such corporation in respect of the grant or vesting of such Restricted Stock. In lieu of any of the above, the Company (or its parent or subsidiary) shall have the right to withhold the amount of such taxes from any other sums due or to become due from such corporation upon such terms and conditions as the Committee shall prescribe. The Company may, in its discretion, hold the stock certificate to which such individual is entitled upon the exercise of an Option or the grant or vesting of Restricted

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Stock as security for the payment of such withholding tax liability, until cash sufficient to pay that liability has been accumulated. In addition, at any time that the Company (or its parent or subsidiary) becomes subject to a withholding obligation under applicable law with respect to the exercise of a Right or Non-Qualified Option or the grant or vesting of Restricted Stock (the "Tax Date"), except as set forth below, a holder of a Right, Non-Qualified Option or of Restricted Stock may elect to satisfy, in whole or in part, the holder's related personal tax liabilities (an "Election") by (a) directing the Company (or its parent or subsidiary), in the case of a Right or Nonqualified Option, to withhold from Shares issuable in the related exercise either a specified number of Shares or Shares having a specified value (in each case not in excess of the related personal tax liabilities), (b) tendering, in the case of a Right, Nonqualified Option or Restricted Stock,

Shares previously issued pursuant to the exercise of an Option or Right or other Shares owned by the holder or (c) combining, in the case of a Right or Nonqualified Option, any or all of the foregoing options in any fashion. Once made, an Election shall be irrevocable. The withheld Shares and other Shares tendered in payment should be valued at their Fair Market Value on the Tax Date. The Committee may disapprove of any Election, suspend or terminate the right to make Elections or provide that the right to make Elections shall not apply to particular Shares or exercises. The Committee may impose any additional conditions or restrictions on the right to make an Election as it shall deem appropriate. In addition, the Company shall be authorized to effect any such withholding upon exercise of a Non-Qualified Option or Right by retention of Shares issuable upon such exercise having a Fair Market Value at the date of exercise which is equal to the amount to be withheld; provided, however, that the Company shall not be authorized to effect such withholding without the prior written consent of the employee if such withholding would subject such employee to liability under Section 16(b) of the Exchange Act. The Committee may prescribe such rules as it determines with respect to employees subject to the reporting requirements of Section 16(a) of the Exchange Act to effect such tax withholding in compliance with the Rules established by the Securities and Exchange Commission (the "Commission") under Section 16 of the Exchange Act and the positions of the staff of the Commission thereunder expressed in no-action letters exempting such tax withholding from liability under Section 16(b) of the Exchange Act.

XXIII.	LISTING OF SHARES AND RELATED MATTERS

The Board of Directors may delay any issuance or delivery of Shares if it determines that listing, registration or qualification of Shares covered by the Amended and Restated Plan upon any national securities exchange or under any state or federal law, or the consent or approval of any governmental regulatory body, is necessary or desirable as a condition of, or in connection with, the sale or purchase of Shares under the Amended and Restated Plan, until such listing, registration, qualification, consent or approval shall have been effected or obtained, or otherwise provided for, free of any conditions not acceptable to the Board of Directors.

XXIV.	FOREIGN LAWS

The Committee may grant Options, Rights and Restricted Stock to individual participants who are subject to the tax laws of nations other than the United States, which Options, Rights and Restricted Stock may have terms and conditions as determined by the Committee as necessary to comply with applicable foreign laws. The Committee may take any action which it deems advisable to obtain approval of such Options, Rights and Restricted Stock by the appropriate foreign governmental entity; provided, however, that no such Options, Rights or Restricted Stock may be granted pursuant to this Article XXIV and no action may be taken which would result in a violation of the Exchange Act, the Code or any other applicable law.

XXV.	AMENDMENT OF THE AMENDED AND RESTATED PLAN

The Board of Directors may, from time to time, amend the Amended and Restated Plan, provided that no amendment shall be made, without the approval of the stockholders of the Company, that will increase the total number of Shares reserved for Options, Rights and Restricted Stock under the Amended and Restated Plan or the maximum number of Shares with respect to which Options, Rights and/or Restricted Stock may be granted under the Amended and Restated Plan to any one employee in any one taxable year (other than an increase resulting from an adjustment provided for in Article XVIII hereof) or to alter the class of eligible participants in the Amended and Restated Plan. The Committee shall be authorized to amend the Amended and Restated Plan and the Options granted hereunder to permit the Incentive Options granted hereunder to continue to qualify as incentive stock options within the meaning of Section 422 of the Code and the Treasury regulations promulgated thereunder. Except to the extent and in the circumstances expressly permitted under Article XVIII, the rights and obligations under any Option, Right or Restricted Stock granted before amendment of the Amended and Restated Plan or any unexercised portion of such Option, Right or Restricted Stock shall not be adversely

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affected by amendment of the Amended and Restated Plan or the Option, Right or terms of Restricted Stock without the consent of the holder of such Option, Right or Restricted Stock.

XXVI. DURATION; TERMINATION OR SUSPENSION OF THE AMENDED AND RESTATED PLAN

The Amended and Restated Plan shall continue indefinitely until terminated by the Board of Directors or terminated pursuant to Article XXX. The Board of Directors may at any time suspend or terminate the Amended and Restated Plan. Options, Rights and Restricted Stock may not be granted while the Amended and Restated Plan is suspended or after it is terminated. Rights and obligations under any Option, Right or Restricted Stock granted while the Amended and Restated Plan is in effect shall not be altered or impaired by suspension or termination of the Amended and Restated Plan, except upon the consent of the person to whom the Option, Right or Restricted Stock was granted. The power of the Committee to construe and administer any Options, Rights or Restricted Stock granted prior to the termination or suspension of the Amended and Restated Plan under Article III nevertheless shall continue after such termination or during such suspension.

XXVII.	SAVINGS PROVISION

With respect to persons subject to Section 16 of the Exchange Act, transactions under the Amended and Restated Plan are intended to comply with all applicable conditions of Rule 16b-3 or its successors under the Exchange Act. To the extent any provision of the Amended and Restated Plan or action by the Committee fails to so comply, it shall be deemed null and void, to the extent permitted by law and deemed advisable by the Committee.

XXVIII.	GOVERNING LAW

The Amended and Restated Plan, such Options, Rights and Restricted Stock as may be granted hereunder and all related matters shall be governed by, and construed and enforced in accordance with, the laws of the State of Delaware.

XXIX.	PARTIAL INVALIDITY

The invalidity or illegality of any provision herein shall not be deemed to affect the validity of any other provision.

XXX.	AMENDMENT EFFECTIVE DATE

If this Amended and Restated Plan is not approved by a vote of stockholders of the Company at the 2009 Annual Meeting of Stockholders, this Amended and Restated Plan shall be null and void and of no effect and the Plan as amended through July 14, 2004 shall remain in effect.

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ANNUAL MEETING OF STOCKHOLDERS OF

HOMEFED CORPORATION

July 14, 2009

PROXY VOTING INSTRUCTIONS

INTERNET

Access “www.voteproxy.com” and follow
the on-screen instructions. Have your proxy card
available when you access the web page, and use the Company Number and Account Number show on your proxy card.

TELEPHONE

Call toll-free 1-800-PROXIES (1-800-776-9437) in the United
States or 1-718-921-8500 from foreign countries and follow
the instructions. Have your proxy card available when you call and use the Company Number and Account Number shown on your proxy card.

Vote online/phone until 11:59 PM EST the day before the meeting.

COMPANY NUMBER
ACCOUNT NUMBER

MAIL Sign, date and mail your proxy card in the envelope provided as soon as possible.
IN PERSON You may vote your shares in person by attending the Annual Meeting.

Important Notice Regarding Internet Availability

of Proxy Materials for the Annual Meeting:

The 2009 Proxy Statement and the 2008 Annual Report are available at https://materials.proxyvote.com/43739D.

Please detach along perforated line and mail in the envelope provided IFyou are not voting via telephone or the Internet

•    Annual Meeting Location: San Elijo Hills Visitor Center, 1215 San Elijo Road, San Marcos, California 92078

•    Directions: You may obtain directions to the Annual Meeting by visiting the San Elijo Hills website http://www.sanelijohills.com/community_map/location.php or by contacting the San Elijo Hills Visitor Center at (760) 798-1765.

PROXY

HOMEFED CORPORATION

PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

FOR ANNUAL MEETING OF STOCKHOLDERS, JULY 14, 2009 at 1:00 P.M.

The undersigned stockholder of HomeFed Corporation (the “Company”) hereby appoints Paul J. Borden, Erin N. Ruhe and Corinne A. Maki and each of them, as attorneys and proxies, each with power of substitution and revocation, to represent the undersigned at the Annual Meeting of Stockholders of HomeFed Corporation to be held at the San Elijo Hills Visitor Center, 1215 San Elijo Road, San Marcos, California 92078 on July 14, 2009 at 1:00 p.m., and at any adjournment or postponement thereof, with authority to vote all shares held or owned by the undersigned in accordance with the directions indicated herein.

Receipt of the Notice of Annual Meeting of Stockholders dated June 18, 2009, the Proxy Statement furnished herewith, and a copy of the Annual Report to Stockholders for the year ended December 31, 2008 is hereby acknowledged.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR ITEMS 1, 2 AND 3 AND PURSUANT TO ITEM 4.

(Continued and to be signed on the reverse side)

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Annual Meeting of Stockholders of

HOMEFED CORPORATION

July 14, 2009

Important Notice Regarding Internet Availability

of Proxy materials for the Annual Meeting:

The 2009 Proxy Statement and the 2008 Annual Report are available at https://materials.proxyvote.com/43739D.

Please date, sign and mail your

proxy card in the envelope provided as soon as possible.

[Graphic] Please detach and mail in the envelope provided [Graphic]

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE NOMINEES LISTED BELOW

AND “FOR” ITEMS 2 AND 3 AND PURSUANT TO ITEM 4.

PLEASE, SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE [ X ]

Item 1.	Election of Directors.	NOMINEES
[ ] FOR ALL NOMINEES [ ] WITHHOLD AUTHORITY FOR ALL NOMINEES [ ] FOR ALL EXCEPT (See instructions below)	[Graphic] [Graphic] [Graphic] [Graphic] [Graphic] [Graphic]	Patrick D. Bienvenue Paul J. Borden Timothy M. Considine Ian M. Cumming Michael A. Lobatz Joseph S. Steinberg

INSTRUCTION: To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as show here: [Graphic]

Item 2.	To approve certain amendments to the Company’s 1999 Stock Incentive Plan.
FOR	AGAINST	ABSTAIN
[ ]	[ ]	[ ]

Item 3.	To ratify the selection of PricewaterhouseCoopers LLP as independent auditors of the Company for 2009.
FOR	AGAINST	ABSTAIN
[ ]	[ ]	[ ]

Item 4.	In their discretion, the Proxies are authorized to vote upon such other business as may properly be presented to the Meeting or any adjournment of the Meeting.

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To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be substituted via this method. [ ]

(Signature)_____________________	Date: ____________ (Signature if held jointly) _____________________	(Date: ____________

NOTE:    Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign the full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

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